RECORDING REQUESTED BY AND WHEN RECORDED, MAIL TO:

GRAND PACIFIC FINANCING CORPORATION
1255 Corporate Center Dr., Suite PH10
Monterey Park, California 91754
Attention: Anita Li

Assessor's Parcel No.:

SUBORDINATION AGREEMENT (LEASE)

NOTICE: THIS SUBORDINATION AGREEMENT RESULTS IN THE LEASEHOLD ESTATE IN THE PROPERTY BECOMING SUBJECT TO AND OF LOWER PRIORITY THAN THE LIEN OF SOME OTHER OR LATER SECURITY INSTRUMENT.

THIS AGREEMENT is made this 16th day of February 2005 by JAN & JOHNNY, INC., a California corporation, the owner of the land ("Owner") and CENTERSTAGING MUSICAL PRODUCTIONS, INC., a California corporation, present owner and holder of the leasehold estate created by the lease hereinafter described ("Lessee").

RECITALS

Owner as lessor, executed a lease as of June 10, 2003 ("Lease"), covering certain real property commonly known as 2820 North Hollywood Way, Burbank, California 91505 ("Leased Premises"), and legally known as:

[SEE EXHIBIT A ATTACHED HERETO AND
INCORPORATED HEREIN BY THIS REFERENCE]

A. Owner has executed, or is about to execute, a Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing ("Deed of Trust") securing a promissory note ("Note") in the sum of Three Million One Hundred Fifty Thousand and No/ 100 Dollars ($3,150,000.00), dated February 16, 2005 ("Loan"), in favor of GRAND PACIFIC FINANCING CORPORATION, a California corporation ("Lender"), payable with interest and upon the terms and conditions described therein, which Deed of Trust is to be recorded concurrently herewith; and

B. It is a condition precedent to obtaining the Loan that the Deed of Trust shall unconditionally be and; remain at all times a lien or charge upon the Leased Premises, prior and superior to the Lease and to the leasehold estate created thereby; and

C. Lender is willing to make the Loan provided the Deed of Trust securing the same is a lien or charge upon the Leased Premises prior and superior to the Lease and the leasehold estate created thereby, and provided that Lessee will specifically and unconditionally subordinate and subject the Lease and the leasehold estate created thereby, together with all rights and privileges of Lessee thereunder, to the lien or charge of the Deed of Trust in favor of Lender; and

D. It is to the mutual benefit of the parties hereto that Lender make such Loan to Owner. Lessee is willing that the Deed of Trust shall, when recorded, constitute a lien or charge upon the Leased Premises which is unconditionally prior and superior to the Lease and the leasehold estate.

NOW THEREFORE, in consideration of the mutual benefits accruing to the parties and for other and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in order to induce Lender to make the Loan above referred to, it is hereby declare understood and agreed as follows:

(1) That the Deed of Trust securing the Loan in favor of Lender, and any renewals, modifications and extensions thereof, shall unconditionally be and remain at all times a lien or charge on the Leased Premises, prior and superior to: (1) the Lease; (2) the leasehold estate created thereby; and (3) all rights and privileges of Lessee under the Lease and the leasehold estate. The Lease and the leasehold estate created thereby, together with all rights and privileges of Lessee thereunder, are hereby expressly subjected, and made subordinate, to the lien or charge of the Deed of Trust in favor of the Lender.

(2) That Lender would not make the Loan without this Subordination Agreement.

(3) That while the Deed of Trust remains a lien or charge on the Leased Premises, this Subordination Agreement shall be the whole and only agreement with regard to the subjection and subordination of the Lease and the leasehold estate created thereby, together with all rights and privileges of Lessee thereunder, to the lien or charge of the Deed of Trust in favor of Lender and shall supersede and cancel, but only insofar as such would affect the priority between the Lease and the Deed of Trust, any prior agreements as to such subjection or subordination, including, but not limited to, those provisions, if any, contained in the Lease, which provide for the subjection or subordination of the Lease and the leasehold estate created to a deed of trust or to a mortgage or mortgages.

(4) Lessee declares, agrees and acknowledges that:

(a) It consents to and approves (i) all provisions of the Note and Deed of Trust in favor of Lender, and (ii) all agreements, including, but not limited to, any loan or escrow agreements between Owner and Lender for the disbursement of the proceeds of Lender's Loan;

(b) Lender in making disbursements pursuant to any such agreement is under no obligation or duty to, nor has Lender represented that it will, see to the application of such proceeds by the person or persons to whom Lender disburses such proceeds and any application or use of such proceeds for purposes other than those provided for in such agreement or agreements shall not defeat the subordination herein made in whole or in part;

(c) It intentionally and unconditionally waives, relinquishes, subjects and subordinates the Lease, and the leasehold estate created thereby, together with all rights and privileges of Lessee thereunder, in favor of the lien or charge upon said land of the Deed of Trust in favor of Lender and understands that in reliance upon, and in consideration of, this waiver,

relinquishment, subjection and subordination, specific loans and advances are being and will be made and, as part and parcel thereof, specific monetary and other obligations are being and will be entered into which would not be made or entered into but for said reliance upon this waiver, relinquishment, subjection and subordination;

(d) Lessee shall send to the Lender a copy of any default, notice or statement sent by Lessee to Owner under the Lease, at the same time such default, notice or statement is sent to Owner; and

(e) If Lender notifies Lessee of a default under the Deed of Trust and demands that Lessee pay its dent and all other sums due under the Lease to Lender, Lessee shall honor such demand and pay its rent and all of the sums due under the Lease directly to Lender or as otherwise required pursuant to such notice. In connection therewith, Owner, by its execution of this Agreement, hereby acknowledges and agrees that in the event of a default under the Deed of Trust, Lessee may pay all rents and all of the sums due under the Lease directly to Lender as provided hereinabove upon notice from Lender that Owner is in default. If Lessee shall make rental payments to the Lender following receipt of notice that Owner is in default, Owner hereby waives any claims against Lessee for the amount of such payments made by Lessee to Lender.

(5) To the extent that the Lease shall entitle the Lessee to notice of any mortgage, or deed of trust, this Agreement shall constitute such notice to the Lessee with respect to the Deed of Trust and to any and all modifications, renewals, extensions, replacements and/or consolidations of the Deed of Trust and to any and all other mortgages or deeds of trust which may hereafter be subject to the terms of this Agreement as provided above. Lessee has not received notice of any assignment, hypothecation, mortgage, or pledge of Owner's interest in the Lease or the rents or other amounts payable thereunder other than that given to Lender. Lender may, at its election, in its sole and absolute opinion and judgment, subordinate the lien of the, Deed of Trust to the Lease and the leasehold interest created thereby, and make said lien subject to the Lease by providing Owner and Lessee written notice of such election at any time prior to completion of a foreclosure of the Deed of Trust, whether judicial or through the power of sale contained in the Deed of Trust, or the acceptance of any assignment or deed in lieu of foreclosure. From and after delivery of such notice to Lessee, the lien of the Deed of Trust shall be subject and subordinate to the Lease and the leasehold estate created thereby.

NOTICE: THIS SUBORDINATION AGREEMENT CONTAINS A PROVISION WHICH ALLOWS THE PERSON OBLIGATED ON YOUR LEASE TO OBTAIN A LOAN A PORTION OF WHICH MAY BE EXPENDED FOR OTHER PURPOSES THAN IMPROVEMENT OF THE LAND.

[Signature Page Follows]

IN WITNESS WHEREOF, the Lessee and Owner have executed this Subordination Agreement (Lease) as of the 16th day of February 2005.

LESSEE:

CENTERSTAGING MUSICAL PRODUCTIONS, INC

a California co

By: ____________________

Name: John G. Caswell

Title: President

JAN & JOHNNY, INC

tion

By: ____________________

Name: John G. Caswell

Title: President

ALL SIGNATURES MUST BE ACKNOWLEDGED

STATE OF CALIFORNIA

County of Los Angeles

Angeles

On February 16, 2005, before me, Alexandra Ullman, a Notary Public in

and for said County and State, personally appeared John G. Caswell , p(or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument, and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity/ies, and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Notary Public

ALEXANDRA
ULLMAN
Comm. # 1376073
ray Comm f.p ies Sept 22, 2006

STATE OF CALIFORNIA COUNTY OF
LOS ANGELES

On February 16, 2005, before me, Alexandra Ullman,, a Notary Public in

and; for said County and State, personally appeared J o h n G. C a s w e l l r personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument, and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity/ies, and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Notary Public

ALEXANDRA
Comm 1376073

viy Comm Expires

EXHIBIT A
LEGAL DESCRIPTION

RECORDING REQUESTED BY AND,, WHEN
RECORDED, MAIL TO:

GRAND PACIFIC FINANCING CORPORATION
1255 Corporate Center Dr., Suite PHI0

Monterey Park, California 91754
Attention: Anita Li
Assessor's Parcel No.:, I

ABSOLUTE ASSIGNMENT OF LEASES, LEASE GUARANTIES,
RENTS, ISSUES AND PROFITS

FOR VALUE RECEIVED, the undersigned, JAN & JOHNNY, INC., a California corporation ("Assignor"), grants, transfers and assigns to GRAND PACIFIC FINANCING CORPORATION, a California corporation ("Assignee"), all of Assignor's right, title and interest in all leases executed by Assignor, or Assignor's predecessors in interest, or Assignor's successors in interest in regard to the real property described below, as lessor (individually and collectively the "Leases"), concerning real property commonly known as 2820 North Hollywood Way, Burbank, California 91505 and located in Los Angeles County, California, legally described as set forth in Exhibit A attached hereto, which Exhibit A is incorporated herein by reference ("Property") and all lease guaranties in regard to the Leases (individually and collectively, the "Lease Guaranties"), and all rents, issues and profits of the Property, including the :cash proceeds thereof, to the fullest extent permitted by California Civil Code Section 2938. Assignor's interests in the Property are the subject of that certain Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing ("Deed of Trust"), by Assignor, as Trustor, to LAWYERS TITLE COMPANY, as Trustee, for Assignee, as Beneficiary, which Deed of Trust secures an obligation in the original principal amount of Three Million One Hundred Fifty Thousand and No/100 Dollars ($3,150,000.00), plus permitted accrued interest pursuant to a Loan Agreement between Assignor and Assignee dated as of February 16, 2005 ("Loan Agreement"), in regard to which this assignment is given. This assignment includes assignment of Assignor's interest in all extensions and renewals of the Leases, and all extensions or renewals of the Lease Guaranties.

1. Assignor warrants that title to all of such property interests is in Assignor; that Assignor has the right to make this assignment; that full title and right to receive all rents, issues and profits under the Leases and all amounts accruing under the Lease Guaranties are vested absolutely in Assignee by this assignment; and that the rental property and rental payments and other sums are free from liens, encumbrances, claims and setoffs of every kind whatsoever, other than the liens and rights of Assignee.
2. Assignor, to the extent made necessary hereby, appoints Assignee its true, lawful and irrevocable attorney to demand, receive and enforce payment, to give receipts, releases and satisfactions, and to sue, either in the name of Assignor or in the name of Assignee, for all rents and other sums payable in regard to the Leases and Lease Guaranties.

3. Until notice of a default in the payment of any indebtedness to which this assignment is related or in the performance of any obligation, covenant or agreement contained herein or in the Deed of Trust on the part of Assignor to be performed is transmitted by Assignee to Assignor, Assignor shall have the right to collect said rents or other sums, but according to the terms and conditions hereinafter specified. Upon default by Assignor, Assignee shall be entitled to collect and receive all rents, issues and profits that have accrued but remain unpaid and uncollected by Assignor (or Assignor's agent, or for Assignor's benefit) on that date, and all rents, issues and profits that accrue after that date.

4. Assignee may enforce its rights to collect rents, issues and profits in any manner permitted by law, including, without limitation, (a) the appointment of a receiver, (b) obtaining possession of the rents, issues or profits, (c) delivery to any one or more of the tenants of a written demand for the turnover of rents, issues and profits in the form specified by California Civil Code Section 2938, and (d) delivery to Assignor of a written demand for the rents, issues and profits as specified by California Civil Code Section 2938.

5. Assignor consents that, without further notice and without releasing the liability of Assignor, Assignee may, at Assignee's discretion, give grace or indulgence in the collection of all rents and sums due or to become due under the Leases and Lease Guaranties and grant extensions of time for the payment of the same before, at, or after maturity.

6. Nothing herein contained shall be construed as imposing upon Assignee the duty to collect any rent or any other sum. Further, nothing herein contained shall be construed as imposing upon Assignee any duty in regard to causing the Property to be rented, in whole or in part, or to be utilized in any other way.

7. Nothing herein contained shall be construed as requiring Assignee to give credit to Assignor or any successor in interest of Assignor in regard to Assignor's obligation or obligations to Assignee which are related to this assignment, or as creating any setoff against or reduction of said obligation or obligations for any sum or sums except to the extent of any sum or sums actually received and so applied by Assignee.

8. Assignee does not assume any of the landlord's obligations under the Leases or the Lease Guaranties, or any of them, and Assignor agrees (a) to keep and perform all obligations of the landlord under the Leases and the Lease Guaranties and to save Assignee harmless from the consequences of any failure to do so; and (b) to preserve the Property subject to the Leases free and clear of liens and encumbrances, except to or with the written consent of Assignee.

9. Assignor agrees that Assignor will not assign any other interest in the Leases or the Lease Guaranties, or any of them, or in the rents, issues or profits of the Property; that notice of this assignment may be given to any tenant or lease guarantor at any time at Assignee's option; and that, in the, event any payment of rent or any other sum is made to Assignor, Assignor will hold such rent or other sum as trustee for Assignee to the extent that the same equals any installment or installments then due and payable under the related obligation or obligations, any installment or installments on any lien which may be superior to the Deed of Trust in terms of priority and any taxes or assessments then due and payable in regard to the Property.

10. Assignor further agrees, at its sole cost and expense, to enforce or secure the performance of each obligation of the Leases by the respective Lessees to be performed and each obligation of the Lease Guaranties by the respective lease guarantor to be performed; not to anticipate the rents thereunder, nor to waive or release any party thereunder of or from his, her or its obligations; not to modify the Leases or Lease Guaranties, or any of them, nor accept surrender thereunder.

11. This assignment is in addition to the Deed of Trust and is not to be construed as being a waiver of any of the terms thereof or of the obligations which the Deed of Trust secures.

12. If, as and when Assignee gives notice of default, as hereinabove described, and commences collecting rents or other sums payable in regard to the Property, Assignee shall be entitled to all attorneys' fees paid or incurred by Assignee for so doing, all fees and commissions paid or incurred by Assignee for or in connection with management of the Property, and reimbursement of all expenses paid or incurred by Assignee for or in connection with maintaining the Property, all added to the obligation hereinabove described as though advances under the Deed of Trust.

13. This assignment is irrevocable and shall remain in full force and effect until and unless there is payment in full of all obligations related to it or it is released in writing by Assignee.

14. A breach or default under any of the terms, provisions, conditions, or covenants of this, assignment shall constitute a default under the Loan Agreement, the Note, the Deed of Trust and all other instruments evidencing or securing the Note, as those terms are defined in the Loan Agreement, and, upon occurrence of any such breach or default, at the option of Assignee, without notice to Assignor, all unpaid indebtedness secured by said instruments shall become immediately due and payable.

15. Nothing contained in this assignment or in any action or undertaking by Assignee pursuant to this assignment shall be deemed or be construed to constitute Assignee as a mortgagee in possession of the Property or to obligate Assignee to take any action hereunder, to incur expenses or discharge any obligation, duty or liability hereunder or under the Leases or Lease Guaranties. Until the loan as evidenced by the Note and all indebtedness secured hereby shall have been paid in full, Assignor will from time to time execute and deliver to Assignee upon demand any and all writings which Assignee may deem necessary or desirable to carry out the purposes and intent hereof, and which will enable Assignee to enforce any right or remedy hereunder.

16. Assignor hereby indemnifies and holds Assignee harmless from and against any and' all liability, loss, or damage which Assignee may incur under the Leases or Lease Guaranties or by reason of this assignment, and of and from any and all claims and demands whatsoever which may be asserted against Assignee by reason of any alleged obligation or undertaking to be performed or discharged by any mortgagee or holder of a trust deed under the Leases or this assignment. Nothing contained in the Note, the Deed of Trust, the Loan Agreement, or in this assignment shall be construed to bind Assignee to the performance of any of the terms or provisions contained in any of the Leases or Lease Guaranties, or otherwise to impose any

obligation on Assignee, including, but not limited to, any liability under any covenant of quiet enjoyment contained in the Leases in the event that any tenant shall have been joined as a party defendant in any action to foreclose the Deed of Trust and shall have been barred and foreclosed thereby of all right, title, and interest, and equity of redemption, in said premises. Prior to actual entry and taking possession of the Property, or any portion thereof, by Assignee, even though Assignee may be receiving rental income, this assignment shall not operate to place responsibility for control, care, management, or repair of said Property upon Assignee, nor for the carrying out of any terms and provisions of the Leases or Lease Guaranties. Should Assignee incur any liability described in this Section, or loss or damage under the Leases or Lease Guaranties or under or by reason of the assignment, or in defense of any such claims or demands, Assignor shall immediately upon demand reimburse Assignee for the amount thereof, including all costs, expenses and attorneys' fees incurred in connection therewith, and Assignee may retain possession and collection of any and all rents and other income derived from the Leases, the Lease Guaranties and/or the Property, and, from time to time, apply them in or towards satisfaction of or reimbursement for any such loss, damage, cost or expense.

[Signature Page Follows]

IN WITNESS WHEREOF, the Assignor has executed this Agreement as of the day of February 16th 2005.

ASSIG
NOR: I

JAN & JOHNNY, Address: Ca corporation

By: ______________________

Name: John G. Casw

Title: President

[ALL SIGNATURES MUST BE ACKNOWLEDGED]

3407 Winona Avenue
Burbank, California 91504

STATE OF CALIFORNIA

COUNTY OF LosAngeles

On February 16, 2005, before me, Alexandra Ullman, a Notary Public in

and for said County and State, personally appeared John G. Caswell, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument, and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity/ies, and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I

WITNESS my hand and official seal.

Notary Public

ALEXANDRA
ULLMAN
NOTARY
Los Angeles
County

417341.1

EXHIBIT A
LEGAL DESCRIPTION

PROMISSORY NOTE

$3,150,000.00 Monterey Park, California February 16, 2005

FOR VALUE RECEIVED, JAN & JOHNNY, INC., a California corporation ("Borrower"), promises to pay to GRAND PACIFIC FINANCING CORPORATION, a California corporation ("Lender"), or its order, at its office located at 1255 Corporate Center Drive, PH10, Monterey Park, California 91754, or at such other place as the holder hereof may designate, in lawful money of the United States of America, the principal sum of Three Million One Hundred Fifty Thousand and No/100 Dollars ($3,150,000.00), or so much thereof as shall have been advanced and is outstanding together with interest, on the outstanding principal balance, until paid in full in accordance with the terms, conditions and provisions as hereinafter set forth in this Promissory Note (this "Note").

LOAN AGREEMENT. This Note is the "Note" as defined in that certain Loan Agreement (the "Loan Agreement") of even date herewith, entered into by and between Borrower and Lender, as it may be amended from time to time, and is subject to all of the terms and conditions thereof. All terms not defined herein shall have the same meaning as in the Loan Agreement. In the event of a conflict between the terms of this Note and the Loan Agreement, the terms of this Note shall prevail.

INTEREST RATE. Interest on the outstanding principal balance of this Note shall be computed and calculated based upon a three hundred sixty (360)-day year and actual days elapsed and shall accrue at the per annum rate (the "Note Rate") of one and three quarters percent (1.75%) over "The Wall Street Journal Prime Rate," as the rate may change from time to time. "The Wall Street Journal Prime Rate" is and shall mean the variable rate of interest, on a per annum basis, which is announced and/or published in the Money Rates section of The Wall Street Journal from time to time as its prime rate. The Note Rate shall be redetermined whenever The Wall Street Journal Prime Rate changes. Borrower understands and acknowledges that The Wall Street Journal Prime Rate is one of Lender's base rates and only serves as a basis upon which effective rates of interest are calculated for loans making reference thereto and may not be the lowest of Lender's base rates. If The Wall Street Journal Prime Rate becomes unavailable during the term of this Note, Lender may designate a comparable substitute index after notice to Borrower.

PRINCIPAL AND INTEREST PAYMENTS. Commencing on March 1, 2005 ("Commencement Date"), and continuing on the same day of each and every calendar month thereafter until the Maturity Date (as hereinafter defined), Borrower shall pay to Lender a monthly installment payment of principal and interest in an amount equal to the then outstanding principal balance under this Note amortized over a twenty-five (25) year term based upon the Note Rate calculated in accordance with Lender's policies and practices in effect for loans of this type. Each time there is a change in the Note Rate, the amount of the monthly installment of principal and interest payment shall be reamortized and adjusted to an amount which will result in the full payment of the then outstanding balance of this Note at the Note Rate within twenty-five (25) years from the Commencement Date.

Upon the Maturity Date, the entire unpaid obligation outstanding under this Note, the Deed of Trust, the Loan Agreement and any other Loan Documents shall become due and payable in full.
All payments due hereunder, including payments of principal and/or interest, shall be made to Lender in United States Dollars and shall be in the form of immediately available funds acceptable to the holder of this Note.
APPLICATION OF PAYMENTS. All payments received by Lender from, or for the account of Borrower, due hereunder shall be applied by Lender, in its sole and absolute discretion, in the following manner, or in any other order or manner as Lender chooses:

a. First. To pay any and all interest due, owing and accrued;
b. Second. To pay any and all costs, advances, expenses or fees due, owing and, payable to Lender, or paid or incurred by Lender, arising from or out of this Note, the Deed of Trust, the Loan Agreement and any other Loan Documents; and
c. Third. To pay the outstanding principal balance of this Note.

All records of payments received by Lender shall be maintained at Lender's office, and the records of Lender shall, absent manifest error, constitute prima facie evidence of the matters reflected therein. The failure of Lender to record any payment or expense shall not limit or otherwise affect the obligations of Borrower under this Note.

MATURITY DATE. On February 28, 2010 ("Maturity Date"), the entire unpaid principal balance, and all unpaid accrued interest thereon, shall be due and payable without demand or notice. In the event that Borrower does not pay this Note in full on the Maturity Date then, as of the Maturity Date and thereafter until paid in full, the interest accruing on the outstanding principal balance hereunder shall be computed, calculated and accrued on a daily basis at the Default Rate (as hereinafter defined).
UNPAID INTEREST, CHARGES AND COSTS. Interest, late charges, costs or expenses that are not received by Lender within ten (10) calendar days from the date such interest, late charges, costs, or expenses become due, shall, at the sole discretion of Lender, be added to the principal balance and shall from the date due bear interest at the Default Rate.

HOLIDAY. Whenever a payment to be made under this Note shall be due on a day other than a Business Day, including Saturdays, Sundays and legal holidays generally recognized by banks doing business in California, then the due date for such payment shall be automatically extended to the next succeeding Business Day, and such extension of time shall in such cases be included in the computation of the interest portion of any payment due hereunder.
NO OFFSETS OR DEDUCTIONS. All payments under this Note shall be made by Borrower without any offset, decrease, reduction or deduction of any kind or nature whatsoever, including, but not limited to, any decrease, reduction or deduction for, or on account of, any offset, present or future taxes, present of future reserves, imposts or duties of any kind or nature, that are imposed or levied by or on behalf of any government or taxing agency, body or authority by or for any municipality, state or country. If at any time, present or future, Lender shall be

compelled by any law, rule, regulation or any other such requirement which on its face or by its application requires or establishes reserves, or payment, deduction or withholding of taxes, imposts or duties to act such that it causes or results in a decrease, reduction or deduction (as described above) in payment received by Lender, then Borrower shall pay to Lender such additional amounts, as Lender shall deem necessary and appropriate, such that every payment received under this Note, after such decrease, reserve, reduction, deduction, payment or required withholding, shall not be reduced in any manner whatsoever.

DEFAULT. From and after the occurrence of any Default in this Note whether by non-payment, maturity, acceleration , non-performance or otherwise, and until such Default has been cured, all outstanding amounts under this Note (including, but not limited to, interest, costs and late charges) shall bear interest at a per annum rate ("Default Rate") equal to five percent (5%) over the Note Rate.

PREPAYMENT. Except as otherwise provided therein, Borrower shall have the right at any time following five (5) calendar days prior written notice to Lender, to prepay any portion of the principal amount. During the first twenty-four (24) months of the Loan, Borrower shall be required to pay Lender, as and for a prepayment premium, the Prepayment Fee (as hereinafter defined). The prepayment amount due on prepayment date shall equal the sum of: (i) all unpaid late payment processing fees and unreimbursed costs and expenses then outstanding: plus (ii) all accrued and unpaid interest as of the prepayment date; plus (iii) the principal amount of the Loan being prepaid, plus (iv) the Prepayment Fee. The "Prepayment Fee" shall be a fixed percentage of the outstanding principal balance of this Note being prepaid equal to the product obtained by multiplying the outstanding principal balance of this Note being prepaid as of the prepayment date by the applicable percentage set forth below:

If prepayment occurs during following periods:	The percentage multiplier is: the
From the date of this Note until the end of the 24th full calendar month after the date of this Note.	3%

THE PREPAYMENT FEE SHALL APPLY NOT ONLY IN THE CASE OF VOLUNTARY PREPAYMENT, BUT ALSO IN THE EVENT THAT THIS NOTE BECOMES DUE AND PAYABLE IN FULL BY ASON OF ACCELERATION UPON THE OCCURRENCE OF A DEFAULT OR OTHERWISE, INCLUDING, WITHOUT LIMITATION, UPON OCCURRENCE OF A TRANSFER OF THE PROPERTY, WHETHER VOLUNTARILY OR INVOLUNTARY OR OTHERWISE.

In such case, the Prepayment Fee shall be calculated as of the date of the Default or other event or condition triggering acceleration, and until paid in full shall accrue interest at the Default Rate. Whether prepayment is voluntary or involuntary, in no event shall the amount of the Prepayment Fee or the method of calculating the Prepayment Fee result of the outstanding principal balance, accrued and unpaid interest or other of amounts due as of the date of prepayment. Absent material and manifest error, Lender's determination of the Prepayment Fee shall be binding and conclusive on Borrower and anyone else having an interest in the determination.

Any such prepayment shall no result in a reamortization, deferral, postponement, suspension or waiver of any and all other payments due under this Note.

Pursant to California Civil Code Section 2954.10, Borrower has initialed this provision of the Note expressly waiving the fight to prepay the Note except as expressly permitted herein.

95
the Note

Borrower's Initials

DEFAULT RATE. From and after the occurrence of any Default in this Note whether by non-payment, maturity, acceleration, non-performance or otherwise, and until such Default has been cured, all outstanding amounts under this not limited to, interest, costs and late charges) shall bear interest at a per annum rate ("Default Rate") equal to five percent (5%) over the Note Rate, but subject to the right to Borrower to receive notice of and have the opportunity to cure the first Monetary Dafault in any calander year pursant to Section 5.1 of the Loan Agreement before Borrower is charged the default rate.

LATE CHARGES. Time is of the essence for all payments and other obligations due under this Note. Borrower acknowledges that if any payment required under this Note is not received by Lender within ten (10) calendar days after the same becomes due and payable, Lender will incur extra administrative expenses (ie., in addition to expenses incident to receipt of timely payment) and the loss of the use of funds in connection with the delinquency in payment. Because, from the nature of the case, the actual damages suffered by lender by reason of such administrative expenses and loss of the use of funds would be inpracticable or extremely difficult to ascertain, Borrower agrees that five percent (5%) of the amount of the deliquent payment shall be the amount of damages which lender is entitled to receive upon Borrower's failure to make a payment of principal or interest when due, in compensation therefor. Therefore, borrower shall, in such event, without further demand or notice, pay to lender, as lender's monetary recovery for such extra administrative expenses and loss of use of funds, liquidated damages in the amount of five percent (5%) of the amount of the delinquent payment. The provision of this paragraph are intended to govern only the determination of damages in the event of a breach in the performance of borrower to make timely payments hereunder. Nothing in this note shall be construed as in any way giving borrower the right, express or implied, to fail to make timely payments hereunder, wether upon payment of such damages or otherwise. The right of Lender to receive payment of such liquidated and actual damages, and receipt thereof, are without prejudice to the right of lender to collect such delinquent payments and any other amounts provided to be paid hereunder or under any of the Loan Documents, or to declare a default hereunder or under any of the loan documents.

SECURITY AND ACCELERATION. This Note is secured by, among other things, the Deed of

Trust. The Deed of Trust contains, among other provisions, a provision for the immediate acceleration of this Note upon the occurrence of any Default hereunder, any event of default under the Deed of Trust, or upon any sale, transfer, conveyance, encumbrance and/or alienation of Borrower's right, title or interest (or any portion thereof) in the real or personal property described in the Deed of Trust. Reference is made to the Deed of Trust for the specific provisions thereof.

COSTS AND EXPENSES. Borrower hereby agrees to pay any and all costs or expenses paid or incurred by lenderby reason of, as a result of, or in connection with this Note, the Deed of Trust or any other Loan Documents, including, but not limited to, any and all attorneys' fees and related costs, whether such costs or expenses are paid or incurred in connection with the enforcement of this note, the Deed of Trust and the Loan Documents, or any of them, the protection or perservation of the collateral or security for this Note or any other rights, remedies or interests of the Lender, whether or not suit is filed. Borrower's agreement to pay any and all such costs and expenses includes, but is not limited to, costs and expenses incurred in or in connection with any bankruptcy proceeeding, in enforcing any judgment obtained by Lender and in connection with any and all appeals therefrom, and in connection with the monitoring of any bankruptcy proceeding and it effects on lender's rights and claims for recovery of the amounts due hereunder, any proceeding iconcerning relief from the automatic stay, use of cash collateral, approval of a disclosure state nt or confirmation of, or objections to confirmation of, any plan of reorganization. All such costs and expenses are immediately due and payable to Lender by Borrower whether or not dem d therefor is made by Lender.

WAIVERS. Borrower hereb waives grace, diligence, presentment, demand, notice of demand, dishonor, notice of dishonor, protest, notice of protest, any and all exemption rights against the indebtedness evidenced by this Note and the right to plead any statute of limitations as a defense to the repayment of all or any portion of this Note, and interest thereon, to the fullest extent allowed by law, and all compensation of cross-demands pursuant to California Code of Civil Procedure Section 431.70. NO delay, omission or failure on the part of Lender in exercising any right or remedy hereunder sh 11 operate as a waiver of such right or remedy or any other right or remedy of Lender.

MAXIMUM LEGAL RATE. This Note is subject to the express condition that at no time shall Borrower be obligated, or required, to pay interest on the principal balance at a rate which could subject Lender to either civil or criminal liability as a result of such rate being in excess of the maximum rate which Lende is permitted to charge. If, by the terms of this Note, Borrower is, at any time, required or obligated to pay interest on the principal balance at a rate in excess of such maximum rate, then the rate of interest under this Note shall be deemed to be immediately reduced to such maximum rate and interest payable hereunder shall be computed at such maximum rate and any port on of all prior interest payments in excess of such maximum rate shall be applied, or shall re oactively be deemed to have been payments made, in reduction of the principal balance, as the case may be.

AMENDMENT; GOVERNING LAW. This Note may be amended, changed, modified, terminated or canceled only by a written agreement signed by the party against whom enforcement is sought for any such action. This Note shall be governed by, and construed under, the laws of the State of California.

AUTHORITY. Borrower!, and each person executing this Note on Borrower's behalf, hereby represents and warrants to Lender that, by its execution below, Borrower has the full power, authority and legal right to execute and deliver this Note and that the indebtedness evidenced hereby constitutes a valid aad binding obligation of Borrower without exception or limitation. In the event that this Note is executed by more than one person or entity, the liability hereunder shall be joint and several. Any married person who is obligated on this Note, directly or

indirectly, agrees that recourse ay be had to such person's separate property in addition to any and all community property of such person.

IN WITNESS WHEREOF, the Borrower has executed this Note as of the date first above written.

BORROWER:

JAN & JOHNNY, INC.
a California corporation

By: ______________________
Name: John G. Caswell
Title: President

RECORDING
REQUESTED BY
AND WHEN

GRAND PACIFIC FINANCING CORPORATION
1255 Corporate Center Dr., Suite PH10
Monterey Park, California 91754
Attention: Anita Li
Assessor's Parcel No.:

DEED OF TRUST, ASSIGNMENT OF RENTS,
SECURITY AGREEMENT AND FIXTURE FILING

This Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing ("Deed of Trust") is made to be effective on the 16th day of February 2005, by JAN & JOHNNY, INC., a California corporation ("Trustor"), whose address is 3407 Winona Avenue, Burbank, California 91504, to LAWYERS TITLE COMPANY, as Trustee ("Trustee"), for the benefit of GRAND PACIFIC FINANCING CORPORATION, a California corporation, as Beneficiary ("Lender").

THIS DEED OF TRUST ALSO CONSTITUTES A FIXTURE FILING UNDER DIVISION 9 OF THE CALIFORNIA UNIFORM COMMERCIAL CODE AND COVERS GOODS WHICH ARE OR ARE TO BECOME FIXTURES ON THE REAL PROPERTY DESCRIBED ON EXHIBIT A ATTACHED HERETO AND MADE A PART HEREOF. TRUSTOR IS A RECORD OWNER OF AN INTEREST IN SAID REAL PROPERTY.

GRANT IN TRUST:

Trustor irrevocably grants, transfers and assigns to Trustee, in trust, for the benefit of Lender, with power of sale, all of Trustor's interest in that certain real property located in the County of Los 'Angeles, California, described as:

[SEE EXHIBIT A ATTACHED HERETO AND
INCORPORATED HEREIN BY THIS REFERENCE]

TOGETHER WITH: All right, title and interest which Trustor now has or may later acquire in such real property and all appurtenances, easements, covenants, rights of way, tenements, hereditaments and appurtenances thereunto belonging or in any way appertaining thereto now or hereafter, and all of the estate, right, title, interest, claim, demand, reversion or remainder whatsoever of Trustor therein or thereto, at law or in equity, now or hereafter in possession or expectancy, including, without limitation, all mineral, oil, and gas rights and royalties and profits therefrom, all water and water rights and shares of stock pertaining to water and water rights, and all ewers, pipes, conduits, wires and other facilities furnishing utility or services to the real property (collectively, the "Land");

TOGETHER WITH: All right, title and interest which Trustor now has or may later acquire in and' to all buildings, structures and improvements now or hereafter erected on the Land,

including, without limitation, all plant equipment, apparatus, machinery and fixtures of every kind) and nature whatsoever now or hereafter located on or forming part of said buildings, structures and improvements (collectively, the "Improvements"; the Land and Improvements being hereinafter sometimes collectively referred to as the "Premises");

TOGETHER WITH: All right, title and interest which Trustor now has or may later acquire in and to the land lying in the bed of any street, road, highway or avenue now or hereafter in front of or adjoining the Premises;

TOGETHER WITH: Any and all awards heretofore or hereafter made by any governmental authorities (federal, state, local or otherwise) to Trustor and all subsequent owners of the Premises which may be made with respect to the Premises as a result of the exercise of the right of eminent domain, the alteration of the grade of any street or any other injury to or decrease of value of the Premises, which said award or awards are hereby assigned to Lender;

TOGETHER WITH: Any and all unearned premiums accrued, accruing or to accrue, and the I proceeds of insurance now or hereafter in effect with respect to all or any portion of the Premises;

TOGETHER WITH: Any and all claims or demands which Trustor now has or may hereafter acquire against anyone with respect to any damage to all or any portion of the Premises;

TOGETHER WITH: Any and all claims under and proceeds of any insurance policies by reason of or related to a loss of any kind sustained to the Premises, now or hereafter, whether or not such policies name Lender as an insured and whether or not such policies are required by Lender, and whether or not such claims thereunder are characterized as personal claims;

TOGETHER WITH: All goods, equipment, machinery, furniture, furnishings, trade fixtures, appliances, inventory, building materials, apparatus, utensils, vehicles, wiring, pipes, conduits, elevators, escalators, heating and air conditioning equipment, chattels and articles of personal property, including, without limitation, any interest therein now or at any time hereafter affixed I to, attached to or used in any way in connection with or to be incorporated at any time into the Premises or placed on any part thereof wheresoever located, whether or not attached to or incorporated in the Premises, together with any and all accessions, accessories, attachments, and replacements thereof, appertaining and adapted to the complete and compatible use, enjoyment, occupancy, operation or improvement of the Premises;

TOGETHER WITH: All instruments, investment property, deposit accounts, accounts, contract rights, general intangibles, and other intangible property and rights now or hereafter relating to the I foregoing property, or the operation thereof or used in connection therewith, including, without limitation, all options, letters of intent, and rights of first refusal of any nature whatsoever, covering all or any portion of such property, together with any modifications thereof, and deposits or other payments made in connection therewith, existing and future development rights, permits and approvals, air rights, density bonus rights, and transferable development rights; all of Trustor's right, title, and interest in and to any awards, remunerations, settlements, or compensation heretofore made or hereafter made by any and all courts, boards, agencies, commissions, offices, or authorities, of any nature whatsoever for any governmental

unit (federal, state, local or otherwise) to the present or any subsequent owner of the foregoing property, including those for any vacation of, or change of grade in, any streets affecting the foregoing property and any and all licenses and privileges obtained by Trustor from nongovernmental sources;

TOGETHER WITH: All leases of the Premises, Personalty, Fixtures, or any part thereof, now or hereafter entered into and all right, title and interest of Trustor thereunder, including, without limitation, cash or securities deposited thereunder to secure performance by the lessees of their obligations thereunder (whether such cash or securities are to be held until the expiration of the terms of such leases or applied to one or more of the installments of rent coming due immediately prior to the expiration of such terms); all other rights and easements of Trustor now or hereafter existing pertaining to the use and enjoyment of the Premises; and all right, title and interest of Trustor in and to all declarations of covenants, conditions and restrictions as may affect or otherwise relate to the Premises;

TOGETHER WITH: All permits, plans, licenses, specifications, subdivision rights, security interests, contracts, contract rights, public utility deposits, prepaid sewer and water hook-up charges, or other rights as may affect or otherwise relate to the Property (hereinafter defined);

TOGETHER WITH: All rents, income, issues and profits (subject, however, to the rights given in this Deed of Trust to Lender to collect and apply same), including, without limitation, the accounts, revenues, and proceeds of any business operation conducted by or on behalf of Trustor on or through the use of the Premises, prepaid municipal and utility fees, bonds, revenues, income, and other benefits to which Trustor may now or hereafter be entitled to, or which are derived from, the Property (hereinafter defined) or any portion thereof or interest therein.

The foregoing listing is intended only to be descriptive of the property encumbered hereby, and notjexclusive or all inclusive. It is the intent of Trustor to encumber hereby all property located or to be located upon the above-described real property. Said real property (or the leasehold estate if this Deed of Trust encumbers a leasehold estate), buildings, improvements, appurtenances, Fixtures, Personalty, additions, accretions, and other property are herein referred to as the "Property." As used herein, the term "Fixtures" shall include all articles of personal property hereinabove described, now or hereafter attached to, placed upon for a definite term, or otherwise used in connection with the Property, and shall include trade fixtures and goods which are 'lor are to become fixtures. As used herein, the term "Personalty" shall include all furniture, furnishings, equipment, machinery, goods, contract rights, general intangibles, money, deposit accounts, instruments, accounts, leases, chattel paper and other personal property described in this Deed of Trust (other than Fixtures) of any kind or character now existing or hereafter arising or acquired, now or hereafter located upon, within or about the Property, or which otherwise pertains to the use, ownership, management, operation, construction, leasing and sale of the Property, and all products and proceeds thereof, and all of Trustor's right, title, and interest in and, to all such property.

Trustor makes the foregoing grant to Trustee, and to Lender, as applicable, to hold the Property in trust for the benefit of Lender and for the purposes and upon the terms and conditions hereinafter set forth.

FOR THE PURPOSE OF SECURING:

(1) Payment of the sum of Three Million One Hundred Fifty Thousand and No/100 Dollars ($3,150,000.00) together with interest thereon and certain additional costs and expenses related to or incurred in connection with or as provided in that certain Promissory Note of even date herewith (the "Note") executed by Trustor, payable to Lender, or order, and all extensions, modifications or renewals thereof (including, without limitation, any extension, modification, or renewal of the Note at a different rate of interest or on different terms);

(2) Performance of each and every term, covenant and condition of that certain Loan Agreement of even date herewith by and between Trustor and Lender, and all modifications, renewals or extensions thereof ("Agreement");

(3) Payment of all other sums, with interest, advanced, paid, or incurred by Lender or Trustee under the terms of this Deed of Trust to protect the Property or Lender's security interest therein;

(4) Payment of such additional sums, with interest, as the then record owner of the Property may later borrow from Lender, in those instances in which the later obligations are evidenced by a promissory note or notes reciting that it or they are so secured (which additional obligations shall be referred to as "future advances" in this Deed of Trust); and

(5) Trustor's performance of each agreement in this Deed of Trust.

TRUSTOR AND LENDER AGREE AS FOLLOWS:
RIGHTS AND DUTIES OF THE PARTIES:

(1) PAYMENT AND PERFORMANCE BY TRUSTOR; TITLE: Trustor represents and warrants to and for the benefit of Lender and Trustee that Trustor holds good and marketable title of record to the Property in fee simple. Trustor shall promptly: (a) pay when due all sums payable under the Note and all future advances; and (b) perform each and every term, covenant and condition of this Deed of Trust and any other obligation secured by this Deed of Trust.

(2) PAYMENT BY TRUSTOR OF TAXES AND OTHER IMPOSITIONS: The term "Taxes" shall mean all taxes, bonds and assessments, both general and special, affecting or levied upon the Property or any part thereof, assessments on water company stock, if any, all taxes or excises levied or assessed against Trustor, the Property, or any part thereof, in addition to or as a substitution in whole or in part for any real estate taxes or assessments, all taxes or excises measured by or based in whole or in part upon the rents, operating income, or any other factor relating to the Property, or any part thereof, and all license fees, taxes and excises imposed upon Lender (but not any federal or state income taxes imposed upon Lender) and measured by or based in whole or in part upon the obligations secured hereby. The term "Other Impositions" shall mean any fine, fee, charge, or other imposition in connection with the Property or Trustor, payment of which Lender shall deem to be necessary to protect, preserve, and defend Lender's interests hereunder. Trustor shall pay all Taxes, insurance premiums, and Other Impositions attributable to the Property, at least fifteen (15) days before delinquency directly to the payee

thereof, or in such other manner as Lender may designate in writing. Trustor shall promptly furnish to Lender all notices of amounts due under this paragraph, and if Trustor shall make payment directly, Trustor shall furnish to Lender receipts evidencing payments of Taxes at least ten (10) days before delinquency and shall promptly deliver to Lender receipts evidencing all other payments above required.

Trustor shall pay to Lender, on each day on which monthly installments of principal and/or interest are payable under the Note, until the Note is paid in full, an amount equal to one-twelfth (1/12) of the sum of annual Taxes and Other Impositions, together with annual insurance premiums on all policies of insurance required by this Deed of Trust, plus additional amounts reasonably estimated by Lender for the purpose of paying fixture installments of Taxes, Other Impositions, and insurance premiums. In such event, Trustor further agrees to cause all bills, statements, or other documents relating to Taxes, Other Impositions, and insurance premiums to be sent or mailed directly to Lender. Upon receipt of such bills, statements, or other documents, and provided Trustor has deposited sufficient funds with Lender pursuant to this paragraph (2) and the Agreement, Lender shall pay such amounts as may be due thereunder out of the funds so deposited with Lender for that purpose, subject to Lender's rights to utilize and apply said funds to satisfy, in whole or in part, any default by Trustor. If at any time and for any reason the funds deposited with Lender are or will be insufficient to pay such amounts as may then or subsequently be due, Lender shall notify Trustor and Trustor shall immediately deposit an amount equal to such deficiency with Lender. Notwithstanding the foregoing, nothing contained herein shall cause Lender to be deemed a trustee of said funds or to be obligated to pay any amounts in excess of the amount of funds deposited with Lender pursuant to this paragraph (2); Lender shall not be obligated to pay or allow any interest on any sums held by Lender pending disbursement or application hereunder, and Lender may impound or reserve for future payment of Taxes, Other Impositions, and insurance such portion of such payments as Lender may in its absolute discretion deem proper, applying the balance on the principal of or interest on the; obligations secured hereby. Should Trustor fail to deposit with Lender (exclusive of that portion of said payments which has been applied by Lender on principal of or interest on the indebtedness secured hereby) sums sufficient to fully pay such Taxes, Other Impositions, or insurance premiums, at least thirty (30) days before delinquency thereof, Lender may, at Lender's election, but without any obligation so to do, advance any amounts required to make up the: deficiency, which advances, if any, shall be secured hereby and shall be repayable to Lender as herein elsewhere provided, or at the option of Lender the latter may, without making any advance whatever, apply any sums held by it upon any obligation of Trustor secured hereby. Shall any default occur or exist in connection with the Note, Lender may, at Lender's option, apply any sums or amounts in its possession or under its control, received pursuant hereto or as rents or income of the Property or otherwise, upon any indebtedness or obligation secured by this Deed of Trust in such manner and order as Lender may elect. The receipt, use or application of any such sums paid by Trustor to Lender hereunder shall not be construed to affect the maturity of any indebtedness secured by this Deed of Trust or any of the rights or powers of Lender or said Trustee under this Deed of Trust or any other obligation secured hereby.

In the event of the passage, after the date of this Deed of Trust, of any law or judicial decision deducting from the value of the Property for the purposes of taxation any lien thereon, or changing in any way the laws now in force for the taxation of deeds of trust or obligations secured by deeds of trust, or the manner of operation of any such Taxes so as to adversely affect

the interest of Lender, or imposing payment of the whole or any portion of any Taxes upon Lender, then and in such event, Trustor shall bear and pay the full amount of such Taxes; provided that if for any reason payment by Trustor of any such new or additional Taxes would be unlawful or if the payment thereof would constitute usury or render the Note, or other indebtedness secured hereby, wholly or partially usurious under any of the terms or provisions of the Note, or this Deed of Trust, or otherwise, Lender may, at its option, upon thirty (30) days' written notice to Trustor, (i) declare the whole indebtedness secured by this Deed of Trust, together with accrued interest thereon, to be immediately due and payable, or (ii) pay that amount or portion of such Taxes as render the Note, or other indebtedness secured hereby, unlawful or usurious, in which event Trustor shall concurrently therewith pay the remaining lawful nonusurious portion or balance of such Taxes.

(3) TRUSTOR TO PAY GROUND RENTS AND OBLIGATIONS THAT COULD RESULT IN LIENS ON THE PROPERTY: Trustor shall fully and faithfully pay and perform each and every obligation, and otherwise satisfy all conditions and covenants, which are or may be secured by any deed of trust upon the Property, or any portion thereof, existing of record as of the date this Deed of Trust is recorded. Trustor shall pay at or prior to maturity any and all ground rents and any liens, charges and encumbrances that are, later become, claim to be or appear to Lender to be prior or superior to the lien of this Deed of Trust, including, without limiting the generality of the foregoing, any and all claims for (a) work or labor performed, (b) materials and services supplied in connection with any work of demolition, alteration, improvement of or construction upon the Property, and (c) fees, charges and liens for utilities provided to the Property.

(4) TRUSTOR TO MAINTAIN INSURANCE: (a) Trustor shall maintain insurance covering the Property against loss or damage by fire, earthquake and other risks as shall from time to time be required by Lender as necessary to protect the security interest of Lender in the Property. The insurance shall be maintained with such companies, in such amounts, for such terms, and in form and content satisfactory to Lender, in Lender's reasonable opinion and judgment. Lender shall be named as the primary loss payee under all of the insurance policies, and Trustor shall assure that Lender receive a certificate from each insurance company that acknowledges Lender's position as loss payee and that states that the insurance policy cannot be terminated as to Lender except upon thirty (30) days' prior written notice to Lender. Such policies of insurance shall include, without limitation, the following: (i) insurance against loss or damage to the Property (including contents) by fire or other risk embraced by coverage of the type known as the broad form or extended coverage (or special extended coverage) in the amount required by Lender, but in no event less than one hundred percent (100%) of the full replacement cost of the Improvements, Fixtures and Personalty included within the Property without deduction for depreciation of any kind or the unpaid balance of the Note, whichever is greater, (ii) insurance against the loss of rental value of the Property on a "rented or vacant basis," including business interruption insurance, arising out of the perils insured against pursuant to clause (i) above in the amount required by Lender, but in no event less than one (1) year's gross rental income and other revenues from the Property, and (iii) comprehensive public liability insurance against claims for personal injury, death, or property damage occurring on, in, or about the Property, or arising from or connected with the use, conduct, or operation of Trustor's business in the amount from time to time required by Lender.(b) If such insurance, together with written evidence of the premium having been paid, are not delivered to Lender at

least' five (5) days prior to the expiration of such insurance, Lender shall have the right, but without obligation to do so, without notice to or demand upon Trustor and without releasing Trustor from any obligation under this Deed of Trust, to obtain such insurance or like insurance through or from any insurance agency or company acceptable to it, pay the premium for such insurance, and add the amount of the premium to the loan secured by this Deed of Trust, and this amount shall bear interest at the applicable rate of interest set forth in the Note. Neither the Trustee nor Lender shall be responsible for such insurance or for the collection of any insurance monies, or for any insolvency of any insurer or insurance underwriter. © In the event that the Property is sold to Lender at any trustee's sale under this Deed of Trust (see paragraph (17), below), Trustor hereby assigns to Lender all unearned premiums on all policies of insurance covering the Property and agrees that any and all unexpired insurance covering the Property shall inure to the benefit of and pass to Lender at the time of such Trustee's sale.

(5) INSURANCE PROCEEDS, CONDEMNATION PROCEEDS AND OTHER RECOVERIES: (a) All settlements, awards, damages and proceeds received by Trustor or any other person under any fire, earthquake or other hazard insurance policy, for losses existing as of or Occurring after the effective date of this Deed of Trust, or in connection with any condemnation for public use of or injury to the Property (or any part of or interest in the Property) are assigned to Lender and may, at the option of Lender, be applied by Lender as provided in section (c) of this paragraph (5). (b) All causes of action, whether accrued before or after the date of this Deed of Trust, of any type for any damage or injury to the Property (or any portion of or interest in the Property), or in connection with the sale or other transaction being financed by the funds that are secured by this Deed of Trust, or in connection with or affecting the, Property (or any portion of or interest in the Property), including causes of action arising in tort or contract and causes of action in fraud or concealment of a material fact, are assigned to Lender, and the proceeds of any such causes of action may, at the option of Lender, be applied by Lender as provided in section (c) of this paragraph (5). Lender may, at its option, appear in and prosecute in its own name any action or proceeding to enforce any such cause of action and may make any compromise or settlement of any such action or proceeding. Trustor agrees to execute such further assignments of any settlements, awards, damages and causes of action as Lender from time to time may request. (c) Settlements, awards, proceeds and damages (collectively, "Awards") received by Lender under the provisions of section (a) and section (b) of this paragraph (5), at the option of Lender, may (i) be applied by Lender to the outstanding balance due on the Note, or any other obligation secured by this Deed of Trust, in such order as Lender may determine. The Awards may be used by Lender, without reducing the principal balance of the Note or any other obligation secured by this Deed of Trust, to replace, restore or reconstruct the Property to a condition satisfactory to Lender. The Awards may be released to Trustor or any such amount may be divided in any manner among any such application, use or release. No such application, use or release of the Award shall cure or waive any default or notice of default under this Deed of Trust or invalidate any act done pursuant to such notice.

(6) MAINTENANCE AND PRESERVATION OF THE PROPERTY:

(a) Trustor shall: (i) keep the Property, and every portion thereof, in good condition and repair and replace from time to time, or at any time, any Fixtures, Personalty or other, items comprising the Property which may become obsolete or worn out, with Fixtures, Personalty or other items of at least the same utility, quality and value, each such replacement to

be free of any liens or security interests of any kind or character other than the lien of this Deed of Trust, or any other document or instrument securing the indebtedness hereunder; (ii) not remove or demolish the Property, or any part thereof; (iii) complete or restore promptly and in good and workmanlike manner the Property, or any part thereof, which may be damaged or destroyed; (iv) comply with and not suffer violations of (A) any and all laws, ordinances, rules, regulations, standards and orders, including, without limitation, making any alterations or additions required to be made to, or safety appliances and devices required to be installed or maintained in or about, the Property, or any portion thereof, under any such laws, ordinances, rules, regulations, standards or orders now or hereafter adopted, enacted or made applicable to the Property, or any portion thereof, and payment of any fees, charges or assessments arising out of or in any way related to treatment of the Property, or any portion thereof, as a source of air pollution, traffic, storm water runoff, or other adverse environmental impacts or effects, and (B) any and all covenants, conditions, restrictions, equitable servitudes and easements, whether public or private, of every kind and character, and (C) any and all requirements of insurance companies and any bureau or agency which establishes standards of insurability, which laws, covenants or requirements affect the Property and/or pertain to acts committed or conditions existing thereon, or the use, management, operation or occupancy thereof by Trustor and anyone holding under Trustor, including (but without limitation) such work of alteration, improvement or demolition as such laws, covenants or requirements mandate; (v) not commit or permit waste of the Property, or any portion thereof; (vi) do all other acts which from the character or use of the Property may be reasonably necessary to maintain, preserve and enhance its value, including, without limitation, keeping all plants, lawns and other landscaping in a good and thriving condition, and otherwise performing such appropriate upkeep and maintenance to the Property to insure that the Property, and each part thereof, is maintained in a first-class manner and retains at all times a first-class appearance and condition, such upkeep to include, without limitation, appropriate measures to protect wood, stucco and concrete surfaces from weathering, deterioration and aging, and to protect from and immediately remove graffiti or other defacement from such surfaces; (vii) perform all obligations required to be performed in leases or conditional sales or like agreements affecting the Property or the operation, occupation or use thereof (and, if not previously assigned, in the event of default, all right, title and interest of Trustor under any such leases, conditional sales or like agreements shall be automatically assigned to Lender hereunder, together with any deposits made in connection therewith); (viii) make payment of any and all charges, assessments or fees imposed in connection with the delivery, installation or maintenance of any utility services or installations on, to or for the Property, or any portion thereof; (ix) not create any deed of trust, liens or encumbrances upon the Property subsequent hereto, the parties hereby having specifically bargained in contemplation of the fact that any subsequent encumbrance upon the Property would adversely affect Lender's reasonable security interests hereunder; (x) make no further assignment of rents of the Property; and (xi) execute and, where appropriate, acknowledge and deliver such further documents or instruments as Lender or Trustee deem necessary or appropriate to preserve, continue, perfect and enjoy the security provided for herein, including (but without limitation) assignments of Trustor's interest in leases of the Property.

(b) Trustor shall not undertake or suffer to be made pursuant to section (a) of this paragraph (6), any material alterations, additions, repairs, expansions, relocations, remodeling or demolition of, or structural or other material changes in, any Improvements, Fixtures or Personalty comprising the Property except as permitted pursuant to the Agreement,

without the prior written consent of Lender. No material changes are to be made in any plans and/or specifications as approved by Lender without Lender's prior written consent. All such work: shall be performed promptly and in good and workmanlike manner, using first quality materials in conformity with plans and specifications approved in advance by Lender, and shall be diligently prosecuted to completion free of liens and encumbrances, other than this Deed of Trust and any other document or instrument evidencing or securing the indebtedness secured hereby.

(c) Without limiting the generality of this paragraph (6), Trustor hereby warrants and represents to Lender and covenants with Lender that Trustor and the Property presently comply with, and will in the future comply fully with, all applicable federal, state and local laws, ordinances, rules and regulations, and all permits and approvals issued thereunder, affecting Trustor's qualification to do business, the construction of any improvements to be located upon the Property, the sale, operation, leasing or financing of the Property and the intended occupancy, use and enjoyment thereof, including, but not limited to, all applicable subdivision laws, licenses and permits, building codes, zoning ordinances, environmental protection laws, flood disaster laws, and all laws pertaining to industrial hygiene and the environmental conditions on, under or about the Property, including, but not limited to, soil and groundwater condition. Trustor further warrants and represents to Lender and covenants with Lender that Trustor does not presently, and will not in the future, use, store, manufacture, generate, transport to or from, or dispose of any toxic substances, hazardous wastes, radioactive materials, flammable explosives or related material on or in connection with the Property or the business of Trustor on the Property; except as are described in Exhibit B attached hereto and incorporated herein, and which are used, stored or maintained in full and complete compliance with all such laws ("Permitted Toxic Materials"). Trustor further warrants and represents to Lender and covenants with Lender that Trustor does not presently, and will not, permit any lessee or other user of the Property to use, store, manufacture, generate, transport to or from, release or dispose of any toxic substances, hazardous materials, hazardous wastes, radioactive materials, flammable explosives or related materials on or in connection with the Property or the business of said lessee or other user of the Property. Trustor further warrants and represents to Lender and covenants with Lender that as to the Permitted Toxic Materials, Trustor shall obtain and continue to maintain all necessary permits and approvals for the Permitted Toxic Materials, and comply with all laws, ordinances, rules and regulations, and all permits and approvals issued thereunder, pertaining thereto. ("Toxic substances," "hazardous materials" and "hazardous wastes" shall include, but not be limited to, such substances, materials and wastes which are or become regulated under applicable federal, state or local laws, ordinances, rules or regulations.) Without the prior written consent of Lender, Trustor shall not seek, make or consent to any change in the zoning, conditions of use, or any other applicable land use permits, approvals or regulations pertaining to the Property, or any portion thereof, which would constitute a violation of the warranties, representations and covenants herein contained, or would otherwise impair the ability of Trustor to complete construction of any improvements now underway or to be constructed, constituting the Property, or would change the nature of the use or occupancy of the Property. Within five (5) days of (i) any contact from any federal, state, or local governmental agency concerning any environmental protection laws, including, but not limited to, any notice of any proceeding or inquiry with respect to the presence of any hazardous wastes, toxic substances or hazardous materials on the Property or the migration thereof from or to other property, (ii) any and all claims made or threatened by any third party against or relating to the

Property concerning any loss or injury resulting from toxic substances, hazardous wastes, or hazardous materials, or (iii) Trustor's discovery of any occurrence or condition on any property adjoining or in the vicinity of the Property that could cause the Property, or any part thereof, to be subject to any restrictions on the ownership, occupancy, transferability, or loss of the Property under any federal, state, or local laws, ordinances, rules, or regulations, Trustor shall deliver to Lender a report regarding such contact and setting forth in detail and describing any action which Trustor proposes to take with respect thereto, signed by Trustor.

(d) If Trustor has executed any unsecured agreement regarding hazardous materials containing any warranties and/or indemnities by Trustor in favor of Lender pertaining to ;the presence or release of hazardous and/or toxic materials or other similar substances upon, within or from the Property (hereinafter "Hazardous Substances Indemnity"), then the covenants, duties, and liabilities of Trustor, and the rights and remedies of Lender with respect to the subject of hazardous and/or toxic materials, shall be governed by the provisions of the Hazardous Substances Indemnity in addition to the provisions of this Deed of Trust; provided, however, that the provisions of the Hazardous Substances Indemnity shall prevail and exclusively govern the subject matter to the extent of any duplication, conflict or inconsistency between such provisions and the provisions of this Deed of Trust, and payment or performance of Trustor's obligations under said Hazardous Substances Indemnity shall not be secured by this Deed of Trust but shall beiand remain unsecured obligations of Trustor, unless expressly otherwise therein provided.

(e) Trustor shall deliver to Lender such affidavits, reports, certificates or other written instruments as may be requested by Lender, in Lender's sole and absolute opinion and judgment, pertaining to Trustor's compliance with this paragraph (6). Lender may conclusively assume that the statements, facts, information and representations contained herein and/or in any affidavits, orders, receipts or other written instruments that are filed with Lender or exhibited to it, are true and correct. Lender may rely thereon without any investigation or inquiry. By accepting or approving anything required to be observed, performed, fulfilled, or given to Lender pursuant to this paragraph (6), Lender shall not be deemed to have warranted or represented the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition thereof, or of Trustor's compliance with the terms of this Deed of Trust, and such acceptance or approval thereof shall not be or constitute any warranty or representation to anyone with respect thereto by Lender.

(7) LEGAL ACTIONS AND PAYMENT OF RELATED COSTS: Trustor shall appear in and defend any action or proceeding that may, in Lender's judgment, affect Lender's security interest under this Deed of Trust or any of the rights or powers of Lender or Trustee under this Deed of Trust. Whether or not Trustor so appears or defends, Trustor shall pay all costs and expenses, including, without limitation, cost of evidence of title and reasonable attorneys' fees, that are incurred by Trustor, Lender or Trustee in any such action or proceeding in which Lender or Trustee may appear, by virtue of being made a party defendant or otherwise, and irrespective of whether the interest of Lender or Trustee in the Property is directly questioned by such action or proceeding or whether Lender's rights or interests are otherwise adversely affected thereby, or whether Lender is or shall become a party, including by way of intervention. Trustor promises and agrees to give Lender notice in writing of the pendency of any such action or proceeding promptly, but in any event no later than five (5) days, after Trustor first obtains knowledge of the pendency of such action or proceeding. Trustor shall cooperate

with Lender in any action that is brought by Lender to protect its security interest under this Deed of Trust. Trustor will, upon demand by Lender, commence any action or proceeding reasonably required to protect or facilitate Lender's recovery of Awards under paragraph (5) of this Deed of Trust. If Trustor fails to bring any such action or proceeding, then Lender may, but need not, do so, and Trustor shall pay to Lender all costs, expenses and reasonable attorneys' fees that are incurred by Lender in doing so. Whenever, under this Deed of Trust, or any other document or instrument evidencing or securing the indebtedness secured hereby, Trustor is obligated to appear in and defend Lender or defend or prosecute any action or proceeding, Lender shall have the right of full participation in any such action or proceeding, with counsel of Lender's choice, and all costs and expenses incurred by Lender in connection with such participation (including, without limitation, reasonable attorneys' fees) shall be reimbursed by Trustor to Lender immediately upon demand. In addition, Lender shall have the right to approve any counsel retained by Trustor in connection with the prosecution or defense of any such action of proceeding by Trustor, which approval shall not be unreasonably withheld. All costs or expenses required to be reimbursed by Trustor to Lender hereunder shall, if not paid upon demand by Lender, thereafter bear interest at the applicable rate of interest set forth in the Note. As used herein, "proceeding" shall include litigation (whether by way of complaint, answer, cross-complaint, counter claim or third party claim), arbitration and administrative hearings or proceedings, and shall include commencement of any case or the filing of any petition for relief or other action under any Chapter of the U.S. Bankruptcy Code.

(8) LENDER'S RIGHTS TO INSPECT THE PROPERTY: Lender and its agents, employees and contractors, may enter upon the Property at any reasonable time to inspect the Property for any purpose relating to Lender's rights and interests under the terms of this Deed of Trust, including, but not limited to, Trustor's compliance with the terms of paragraph (6).

(9) SUBSTITUTION OF TRUSTEE: From time to time, by an instrument signed and acknowledged by Lender, and recorded in the Office of the Recorder of the County in which the Property is located, Lender may appoint a substitute trustee or tfustees in place of the Trustee. Such instrument shall refer to this Deed of Trust and shall set forth the date and instrument number or book and page of its recordation. Upon recordation of such instrument, the Trustee shall be discharged and the new trustee so appointed shall be substituted as Trustee under this Deed of Trust with the same effect as if originally named Trustee in this Deed of Trust'. An instrument recorded pursuant to the provisions of this paragraph (9) shall be conclusive proof of the proper substitution of such new Trustee.

(10) MISCELLANEOUS POWERS OF LENDER AND TRUSTEE: In addition to any other powers granted in this Deed of Trust to the Trustee, from time to time, upon the written request of Lender and upon the presentation of this Deed of Trust and any obligation secured by this Deed of Trust for endorsement, and without affecting any obligation secured by this Deed of Trust or the performance of the obligations set forth in this Deed of Trust, the Trustee may, without liability and without notice to any person: reconvey all or any part of the Property to Trustor, consent to the making of any map or plat of the Property, join in granting any easement on the Property, join in any agreement subordinating the lien of this Deed of Trust, release any obligation secured by this Deed of Trust, in whole or in part, with regard to any Trustor, extend or renew the Note or any other obligation secured by this Deed of Trust, accept or release any

additional security under this Deed of Trust, or accept and release the guaranty of any additional person or any obligation secured by this Deed of Trust.

(11) ASSIGNMENT AND COLLECTION OF RENTS: (a) Trustor hereby assigns absolutely to Lender the rents of the Property, with a revocable license to collect such rents as they become due and payable, prior to any default by Trustor under paragraph (14) of this Deed of Trust, being retained by Trustor. (b) Upon any default by Trustor under paragraph (14) of this Deed of Trust, such license will, automatically, be deemed revoked without the necessity for any act or notice by Lender, and Lender, in person, by agent or by judicially appointed receiver, shall be (,entitled to enter upon, take possession of and manage the Property and may collect the rents of the Property, and, after so taking possession, shall be entitled to collect any rents that are past due. Lender has, however, no duty to produce rents from the Property nor any responsibility for pursuing or collecting claims or rights of Trustor. If Trustor, at or immediately prior to such taking of possession by or on behalf of Lender, has operated a business upon the Property other than the rental thereof, the authority granted herein to so take possession of the Property shall also include the authority and power to take possession of the receipts of such business and, if appropriate, to operate such business, and the receipts thereof shall be deemed herein to be a form of rents. All rents collected by Lender or the receiver shall be applied first to payment of the costs of management of the Property and of collection of rents, including, but not limited to, costs' and expenses of any receivership and reasonable attorneys' fees incurred by Lender in connection with the receivership, and then to the Note and any other obligations secured by this Deed of Trust. Lender and the receiver shall be liable to account only for those rents actually received. (c) At any time, whether or not an event of default exists under this Deed of Trust, or any other agreement or obligation secured by this Deed of Trust, Trustor shall, on demand, deliver to Lender from time to time all security deposits made by lessees to Trustor under the terms of any lease of all or part of the Property. These funds shall be held by Lender without interest payable to Trustor and as a part of and commingled with Lender's general funds. These funds, however, will be repayable to lessees pursuant to the provisions of the leases under which security deposits are made. In the event of any conflict between thd provisions of this paragraph (1 t) and the provisions of a specific separate assignment of rents and/or assignment of lease(s), the provisions of the specific assignment(s) shall be deemed to govern over the provisions of this paragraph.

(12) RECONVEYANCE OF THE PROPERTY: Upon the written request of Lender stating that the Note and all other obligations secured by this Deed of Trust have been discharged, and upon surrender of this Deed of Trust, the Note or any other notes or instruments evidencing such other obligations to the Trustee, and upon payment of the Trustee's fees, the Trustee shall reconvey, without warranty, the Property or that portion of the Property then held by the Trustee under this Deed of Trust. The recitals in any such reconveyance of any matters or facts shall be conclusive proof of the truthfulness of such matters or facts. The grantee in such reconveyance may be described as "the person or persons legally entitled thereto." When the Property has been fully reconveyed, the last such reconveyance shall operate as a reassignment of all of the rents of the Property to the person or persons legally entitled to such rents. Five (5) years after issuance of such full reconveyance, the Trustee may destroy this Deed of Trust and any such notes, unless directed in such request to retain them.

(13) CHANGE OF LENDER'S RECORDS: In the event Trustor requests Lender to change any of its records relating to the Property, the Note or this Deed of Trust (including, but not limited to, changes in mailing address or ownership of the Property), Trustor shall pay a reasonable fee prescribed by Lender to so change its records.

ACCELERATION AND DEFAULT:

(14) CONDITIONS UNDER WHICH LENDER MAY DECLARE A DEFAULT BY TRUSTOR: A default under this Deed of Trust shall occur in the event that: (a) Trustor fails to pay when due: (i) any sum payable under the Note; or (ii) any sum the payment of which is required or secured by this Deed of Trust; (b) Trustor fails to perform any other obligation required to be performed by Trustor under this Deed of Trust or secured by this Deed of Trust; (c) the Property is or becomes subject to any proceedings for abatement of a public nuisance; (d) any material information given to Lender by Trustor, intended to or which does, in fact, induce the granting of any loan secured by this Deed of Trust, was not true in any respect when given, or any material information requested or required by Lender is withheld or concealed by Trustor; or (e) there is an Event of Default under the Agreement.

(15) LENDER'S RIGHT TO REQUIRE IMMEDIATE PAYMENT IN FULL: In the event: (a) of a default under this Deed of Trust, or (b) Trustor sells, transfers, grants, hypothecates, conveys, encumbers, alienates, or assigns (voluntarily, involuntarily, or by operation of law), enters into a contract of sale of, or leases, the Property, or any portion of the Property or any interest therein, or any interest in Trustor, except as permitted under the Agreement, Lender may, at its option and without further notice to any person, declare the entire principal balance and any other obligations under the Note and/or any other obligations secured by this Deed of Trust, together with accrued interest thereon and any prepayment penalties, immediately due and payable. Trustor shall provide to Lender a complete and exact duplicate copy" of any contract providing for the transfer of any interest in the Property, or any deed of trust or similar instrument creating a lien or encumbrance on the Property, immediately upon the execution of any such contract, deed of trust, or other instrument. No waiver of Lender's right to accelerate shall be effective unless it is in writing.

(16) LENDER'S RIGHT TO PERFORM ACTS TRUSTOR FAILS TO PERFORM AND' INDEMNIFICATION:

(a) If Trustor fails to make any payment when due or to do any act required to be made or performed under this Deed of Trust, then Lender or Trustee, without notice to or demand upon Trustor and without releasing Trustor from any obligation under this Deed of TA ihst; may, but are not required to, make or do the same in such manner and to such extent as either may deem necessary or desirable to protect the security of this Deed of Trust. Lender and Trustee are authorized to (i) enter upon the Property for such purposes; (ii) appear in and defend any action or proceeding purporting to affect the security of this Deed of Trust or the rights or powers of Lender or Trustee; and (iii) pay, purchase, contest or compromise any encumbrance, charge, lien or claim of lien, in whole, in part and/or in installments, which in the judgment of either Lender or Trustee appears to be prior or superior to the lien of this Deed of Trust, the judgment of Lender or Trustee being conclusive of the matter as among the parties to this Deed of Trust. In exercising the above powers, Lender or Trustee may pay necessary costs and

expenses, employ counsel, consultants, any other agents or independent contractors, and pay reasonable fees, compensation, and costs thereof. Trustor promises and agrees to pay immediately upon demand all amounts so expended by Lender or Trustee (including all such costs, expenses and attorneys' fees) under this paragraph (16), together with any fees charged by Lender in regard to such activity by Lender and interest from the date of expenditure at the applicable rate of interest set forth in the Note, with payment of such amounts being secured by this Deed of Trust.

(b) Trustor hereby indemnifies and agrees to hold harmless Lender and Trustee and their directors, officers, shareholders, agents and employees (individually and collectively the "Indemnitees") from and against: (i) any and all claims, demands, actions, liabilities, or causes of action that are asserted against any Indemnitee by any person or entity if the claim, demand, action, liability, or cause of action, directly or indirectly, relates to a claim, demand, action, liability, or cause of action that the person or entity has or asserts based upon, arising out of, or in connection with, the Property, the conduct of Trustor, any action or non-action by Trustor in connection with the Property, or this Deed of Trust; and (ii) any and all claims, liabilities, losses, costs, or expenses (including court costs and attorneys' fees) that any Indemnitee suffers or incurs as a result of the assertion of any such claim, demand, action, liability or cause of action. The foregoing indemnity shall survive the release of this Deed of Trust, whether such release is as a result of payment of the indebtedness secured hereby, foreclosure, acceptance of a deed in lieu of foreclosure, other action, or otherwise.

(17) TRUSTEE'S RIGHTS AND DUTIES TO SELL THE PROPERTY: (a) In the event of a default under this Deed of Trust by Trustor, Lender may then or thereafter execute or cause the Trustee to execute a written notice of such default and of its election to have the Property sold to satisfy the obligations secured by this Deed of Trust. Such notice shall be recorded in the office of the Recorder of the County where the Property is located. (b) When the minimum period of time required by law following recordation of such notice of default has elapsed, and notice of sale having been given as then required by late, the Trustee, without demand upon Trustor, shall sell the Property at the time and place of sale fixed by it in the notice of sale, either as a whole or in separate parcels, and in such order as Lender may determine, at public auction to the highest bidder for cash or a cash equivalent acceptable to Trustee, in lawful money of the United States, payable at time of sale. Lender shall have the right, at its option, to offset Lender's bid(s) to the extent of the total amount due Lender, including but not limited to all Trustee's fees, costs, expenses (including, without limitation, premiums for guarantees or other evidence of title), and other amounts secured by this Deed of Trust. The Trustee may postpone the sale of all or any portion of the Property by public notice at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement. Additionally, Lender, from time to time before any Trustee's sale, may rescind or cause to be rescinded any notice of default and election to sell or notice of sale by executing and delivering to Trustee a written notice of such rescission, which notice, when recorded, shall also constitute a cancellation of any prior declaration of default and demand for sale. The exercise by Lender of such right of rescission shall not constitute a waiver of any breach or default then existing or subsequently occurring, or impair the right of Lender to execute and deliver to Trustee, as above provided, other declarations or notices of default and demand for sale of the Property to satisfy the obligations hereof, nor otherwise affect any provision, covenant or condition of the Note or the Agreement or any of the rights, obligations or

remedies of Trustee to Lender. (C) The Trustee shall deliver to the purchaser at such sale its deed conveying the Property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. (d) Any person, including Trustor, Lender or Trustee may purchase at such sale. After deducting all costs, fees and expenses of the Trustee and of this Trust, including, without limitation, cost of evidence of title and attorneys' fees in connection with the sale, the Trustee shall apply the proceeds of the sale to the payment of: first, all sums expended under the terms of this Deed of Trust not then repaid, with interest at the applicable rate of interest set forth in the Note; second, the payment of all other sums then secured by this Deed of Trust; and third, the remainder, if any,; to the person or persons legally entitled to such proceeds.

(18) OTHER REMEDIES IF TRUSTOR DEFAULTS: (a) All of the remedies of Lender and Trustee set forth in this Deed of Trust are intended to be in addition to and not in substitution for any other remedies available to Lender or Trustee at law or in equity. It is expressly understood and agreed that Lender or Trustee, or both, may bring suit in any court of competent jurisdiction to foreclose this Deed of Trust by judicial action or to obtain specific performance of the assignment of rents contained in this Deed of Trust. In connection with any s,a I ch action, Lender or Trustee may apply to the court for the appointment of a receiver to take possession of the Property, operate the business of Trustor being conducted on the Property, utilize and enforce all agreements of Trustor in respect of the operation of such business, the utilization of any such agreement being at the election of Lender or the receiver, to be exercised at',any time after declaration of a default hereunder, receive the rents of the Property and apply the same to the obligations of Trustor under this Deed of Trust and under the Note and any other obligations secured by this Deed of Trust. (b) Neither the acceptance of this Deed of Trust nor its enforcement in any manner shall prejudice the right of Lender or Trustee to realize upon or enforce any other security now or later held by Lender or Trustee. Trustor promises and agrees that the rights of Lender and Trustee under this Deed of Trust, and with respect to any other security now or later held by Lender, may be enforced in such order and manner as Lender and Trustee, or either of them, may determine in their sole and absolute discretion.

(19) TRUSTOR'S OBLIGATIONS AND LENDER'S RIGHTS NOT WAIVED: By accepting payment of any sum secured by this Deed of Trust after its due date, or by accepting late performance of any obligation secured by this Deed of Trust, or by making any payment or performing any act on behalf of Trustor that Trustor was obligated to make or perform under this Deed, of Trust but failed to make or perform, or by adding any payment so made by Lender to the Note secured by this Deed of Trust, Lender does not waive its right either to require prompt payment when due of all other sums so secured or to declare default for failure to make any such prompt payment or to perform any such act. No failure or delay on the part of Lender, Trustee, or any holder of the Note or this Deed of Trust in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any such power, right or privilege shall preclude other or further exercise thereof or of any other right, power or privilege. No exercise of any right or remedy of Lender or Trustee under this Deed of Trust shall constitute a waiver of any other right or remedy contained in this Deed of Trust or provided by law. All rights and remedies existing under this Deed of Trust are cumulative to, and not exclusive of, any rights or remedies otherwise available.

(20) SUCCESSORS IN INTEREST: The terms, agreements, and conditions contained in this Deed of Trust shall apply to, be binding upon and inure to the benefit of, all of the parties to this Deed of Trust, their heirs, personal representatives, successors and assigns.

(21) STATEMENTS CONCERNING THE STATUS OF THE LOAN: From time to time as required by law, Lender shall furnish to Trustor such statements as may be required concerning the status of the obligations secured by this Deed of Trust. Trustor promises and agrees to pay upon demand for such statements the maximum amount permitted by law.

(22) TRUSTEE'S OBLIGATIONS: The Trustee accepts this Trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law. The Trustee is not obligated to notify any party to this Deed of Trust of pending sale under any other deed of trust or of any action or proceeding in which Trustor, Lender or Trustee is a party unless such action is brought by the Trustee. The Trustee shall not be obligated to perform any act required of it under this Deed of Trust unless the performance of such act is requested in writing and the Trustee is reasonably indemnified against loss, costs, liability and expense.

(23) OBLIGATIONS OF TRUSTOR ARE JOINT AND SEVERAL; GENDER AND NUMBER: If more than one person has executed this Deed of Trust as Trustor, the obligations of all such persons under this Deed of Trust shall be joint and several. In this Deed of, Trust, whenever the context so requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.

(24) NO OFFSETS: No offset or claims which Trustor now or in the future may have against Lender shall relieve Trustor from making payments or performing any other obligations contained in or secured by this Deed of Trust. Despite any right or option that may be granted to Lender or Trustee by this Deed of Trust or in the evidence of any obligations secured by this Deed of Trust or document ancillary to this Deed of Trust to receive, collect, accept deposit of, use, apply or in any other manner obtain or dispose of any funds on property, the same shall not be deemed to constitute any credit against or to satisfy any obligation secured by this Deed of Trust, in whole or in part, unless and until such funds or property shall be both so obtained and expressly so applied by Lender or Trustee to such satisfaction of such obligation and then only in the manner and to the extent of such application.

(25) GOVERNING LAW: The loan secured by this Deed of Trust is made pursuant to the laws of the State of California, and the rules and regulations promulgated thereunder. The loan contracts between the parties, including this Deed of Trust, shall be construed and governed by, such laws, rules, and regulations.

(26) AGREEMENT CHANGED ONLY BY WRITING: This Deed of Trust cannot be changed except by agreement in writing signed by Trustor and Lender.

(27) TIME: Time is of the essence in connection with all of Trustor's obligations under this Deed of Trust.

(28) NOTICE: Except for any notice required under applicable law to be given in another manner: (a) any notice to Trustor provided for in this Deed of Trust shall be addressed to Trustor at the address of Trustor set forth above, or to such other address as Trustor may

designate by notice to Lender pursuant to the terms of paragraph (28)©, and (b) any notice to Lender provided for in this Deed of Trust shall be addressed to Lender as follows:

GRAND PACIFIC FINANCING CORPORATION
1255 Corporate Center Dr., Suite PH10
Monterey Park, California 91754
Attention: Anita Li

And to such other address as Lender may designate by notice to Trustor, pursuant to the terms of paragraph (28) (c).

(c) Except as otherwise provided by law, all notices, requests, demands, directions, and other communications provided for in this Deed of Trust must be in writing and sent by facsimile and mail or certified mail to the appropriate party at its respective address. Any notice given by facsimile must be confirmed within forty-eight (48) hours by letter mailed via regular mail to the appropriate party at its respective address. If any notice is given by certified mail, it will be effective when deposited in the mails with first class or airmail postage prepaid; or if given by facsimile and mail, when the facsimile is sent.

(29) TITLES, CAPTIONS, AND HEADINGS: The titles, captions, and headings to paragraphs contained in this Deed of Trust are for assistance in identification only and are not to be considered part of the substance of the provisions of this Deed of Trust.

(30) SEVERABILITY OF PROVISIONS: If any paragraph, clause or provision of this Deed of Trust is construed or interpreted by a court of competent jurisdiction to be void, invalid or unenforceable, such decision shall affect only those paragraphs, clauses or provisions so ;construed or interpreted and shall not affect the remaining paragraphs, clauses and provisions of :this Deed of Trust.

(31) ACKNOWLEDGMENT OF TRUSTOR'S UNDERSTANDING OF DEED OF TRUST: The foregoing terms, provisions and conditions of this Deed of Trust have been read and are understood by Trustor. Trustor hereby acknowledges receipt of a copy of this Deed of Trust!

(32) LENDER'S RELIANCE: The financial accommodations made or to be made by Lender to Trustor are being made, renewed or extended, as applicable, by Lender to Trustor at the request and urging of Trustor and this Deed of Trust is being given in consideration of such financial accommodations, and Lender may rely upon the validity and enforceability of this Deed of Trust in making such financial accommodations.

(33) SECURITY AGREEMENT:

(a) Security Interest. This Deed of Trust shall also constitute and serve as a security agreement and financing statement for Personalty, Fixtures, and any of the Property in which a securityy interest can be perfected under and within the meaning of Division 9 of the California Uniform Commercial Code, and shall grant to Lender, until the obligations secured hereby shall be satisfied, a first priority security interest, including but not limited to a fixture filing, pursuant to Division 9 of the California Uniform Commercial Code with respect to the

Personalty and Fixtures. To this end, Trustor shall and hereby does grant to Lender, a first priority security interest in, under and to the Personalty, Fixtures, and any of the Property in which a security interest can be perfected under Division 9 of the California Uniform Commercial Code.

(b) Financing Statements. Trustor shall deliver to Lender, in form and substance satisfactory to Lender, such financing statements and further assurances as Lender may, from time to time, require to create, perfect, and preserve Lender's security interest herein granted, and Lender may cause such financing statements and assurances to be recorded and filed at such times and places as may be required or permitted by law to so create, perfect and preserve such security interest.

(c) Remedies on Default. Upon default, Lender may, at its option: (i) exercise any remedy permitted by law or in equity, including without limitation, all the rights and remedies of a secured party under the California Uniform Commercial Code in any jurisdiction where enforcement is sought, whether in California or elsewhere; (ii) notify any parties obligated on any of the Personality or Fixtures to make payment to Lender and enforce collection thereof; (iii) apply any sums received or collected from or on account of any Personality or Fixtures, including the proceeds of any sales thereof, to the payment of any indebtedness of Trustor to Lender in any order, including the costs and expenses incurred in preserving and enforcing the rights of Lender and attorneys' fees, in such order and manner as Lender in Lender's sole discretion determines. All of Lender's rights and remedies shall be cumulative and not exclusive.

(d) Fixture Filing. This Deed of Trust shall constitute a fixture filing under the California Uniform Commercial Code. Lender's address from which information concerning Lender's security interest can be obtained is set forth in paragraph (28) above, subject to change as therein provided.

(34) SALE OF INTEREST: Trustor acknowledges and accepts that Lender may, at an ' time, in Lender's sole discretion sell all or any portion of Lender's interest in the Note and this Deed of Trust to one or more third parties. The sale of all or any part of Lender's interest in they Note or Deed of Trust shall not relieve Trustor of any of Trustor's obligations hereunder.

(35) SEPARATE PROPERTY: Any married person executing this Deed of Trust in an individual capacity agrees that recourse may be had to his or her separate property for satisfaction of all sums secured under this Deed of Trust.

(36) BOOKS AND RECORDS: Trustor shall keep and maintain at all times at Trustor's address stated above, or at such other place as Lender may approve in writing from time to time, complete and accurate books or accounts and records adequate to reflect correctly the results of the operation of the Property and copies of all written contracts, leases, rental agreements, concessions, licenses, and other documents and instruments which affect the Property, or any portion thereof or interest therein. Such books, records, contracts, leases, documents, and other instruments shall be subject to examination and inspection by Lender, or Lender's agents or designated auditors, at any reasonable time and from time to time. Trustor shall furnish in accordance with the Agreement, a rent schedule for the Property, certified by

Trustor, showing the name of each tenant and, for each tenant, the space occupied, the expiration date of the lease or rental agreement, the rent payable and the rent paid, the security deposit held, and such other information regarding the leasing of the Property as Lender shall require.

(37) INSPECTION, APPRAISAL, AND ASSESSMENTS: Lender may, at any time and from time to time and as and when Lender deems it to be appropriate, whether or not Trustor is then in default,(a) enter upon the Premises, directly or through one or more agents or independent contractors, to inspect any and all Property which is security for the obligations herein described, and (b) cause to be performed and prepared one or more appraisals and/or preliminary or other environmental assessments of the Property, or any portion thereof, in form and', content satisfactory to Lender and meeting all requirements or standards of applicable laws, regulations, ordinances, orders, and generally recognized industry standards relating thereto. All costs and expenses incurred by Lender or Trustee in connection with any such inspection, appraisal, or assessment, shall be payable by Trustor upon demand and shall be secured by this Deed of Trust. All reports and other evidence and work papers relating to such inspections, appraisals, and assessments, shall be and remain the sole property of Lender, and Trustor hereby waives any right which Trustor may have by agreement or by operation of law to receive an original or duplicate thereof. Any appraisal or assessment may, at Lender's sole election, be relied upon by Lender in taking any action Lender deems to be necessary or appropriate in connection with the enforcement of its rights and exercise of remedies under or by virtue of this Deed of Trust, or under any obligation secured hereby, or under any separate obligation pertaining to the Property, or in connection with the protection, maintenance, preservation, remediation, restoration, or repair of the Property. Unless Lender otherwise expressly declares in writing, neither said appraisal nor assessment shall constitute conclusive evidence of the value or condition of the Property or as a representation or warranty by Lender as to the value or condition of the Property, and may not be used or relied upon by Trustor for any purpose.

(38) DEFINITIONS: All terms not defined herein shall be defined as set forth in the Agreement.

THE UNDERSIGNED TRUSTOR REQUESTS THAT A COPY OF ANY NOTICE OF DEFAULT AND ANY NOTICE OF SALE HEREUNDER BE MAILED TO TRUSTOR AT TRUSTOR'S ADDRESS SET FORTH ABOVE.

[Signature Page Follows]

IN WITNESS WHEREOF, the Trustor has executed this Agreement as of the 16th day of February 2005.

I a ......n

B.
Na ohn G. Ca well

TRUSTOR:

JAN & JOHNNY, INC.
a corporation

[ALL SIGNATURES MUST BE ACKNOWLEDGED]

STATE OF CALIFORNIA

On February 16 , 2005, before me, Alexandra Ullman a Notary Public in and said
_ ____________ County and State, personally appeared John G Caswell
personally known to me
(or proved to me on the basis of satisfactory evidence) to be the person(s) whose

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name(s) is/are subscribed to the within instrument, and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity/ies, and that by his/her/their signature(s) on the instrument the person(s), or

Notary Pub,

ALEXANDRA
190ARY PUBLIC
CALIFORNIA
My Emm. MY

the entity upon behalf of which the person(s) acted, executed

the instrument.
WITNESS my hand and official seal.

I

4??1.1

EXHIBIT A

LEGAL DESCRIPTION

EXHIBIT B
PERMITTED TOXIC MATERIALS

Trustor shall not permit there to be any hazardous and/or toxic materials at, on, in, around and/or under the Property and improvements, other than those as used in the regular course of business and for which Trustor has licenses from the proper authority, such as a government agency or regulatory body, and further, notwithstanding the foregoing, Trustor hereby expressly covenants, represents and warrants to Lender that all such materials shall be used or stored in strict compliance with the provisions as set forth in paragraph (6) (c) of the Deed of Trust for compliance with all state and federal laws, rules, regulations, relating to or governing the use, storage and/or presence of toxic substances and/or hazardous materials.

Notwithstanding any provisions to the contrary contained in this Exhibit B and paragraph (6) (c) of the Deed of Trust, in the event Trustor has executed any unsecured Hazardous Substances Indemnity Agreement ("Hazardous Substances Indemnity") in favor of Lender pertaining to the presence or release of hazardous and/or toxic materials or other similar substances upon, within or; from the Property, then the covenants, duties and liabilities of Trustor, and the rights and remedies of Lender with respect to the subject of hazardous and/or toxic materials, shall be governed by the provisions of the Hazardous Substances Indemnity in addition to the provisions of the Deed of Trust; provided, however, that the provisions of said Hazardous Substances Indemnity shall prevail and exclusively govern the subject matter to the extent of any duplication, conflict or inconsistency between such provisions and the provisions of this Deed of Trust, and payment or performance of Trustor's obligations under said Hazardous Substances Indemnity shall not be secured by this Deed of Trust, but shall be and remain unsecured obligations of Trustor.

HAZARD INSURANCE DISCLOSURE

BORROWER:

JAN & JOHNNY, INC
3407 Winona Avenue
Burbank, California 91504

LENDER:

GRAND PACIFIC FINANCING CORPORATION
1255 Corporate Center Dr., Suite PHI 0
Monterey Park, California 91754

Hazard Insurance Disclosure
Made Pursuant to California Civil Code Section 2955.5

IMPORTANT
DO NOT SIGN THIS FORM UNTIL YOU CAREFULLY
READ IT AND UNDERSTAND ITS CONTENT

Borrower has applied for a loan or credit accommodation that will be secured by real property. As a condition of the loan or credit accommodation, Lender may require the Borrower to maintain hazard insurance coverage for the real property. California law provides that Lender cannot require the Borrower, as a condition of receiving or maintaining a loan secured by real property, to provide hazard insurance coverage against risks to the property (such as fire and other perils) in an amount exceeding the replacement value of the building or structures attached to the property.

BY SIGNING BELOW, BORROWER ACKNOWLEDGES THAT IT HAS READ AND RECEIVED, AND UNDERSTANDS THIS HAZARD INSURANCE DISCLOSURE. THIS HAZARD INSURANCE DISCLOSURE IS DATED FEBRUARY 16, 2005.

BORROWER:

JAN &
a Califo

By:
Name: Jo
Title: Pre

LOAN AGREEMENT

This Loan Agreement (the "Agreement") is made this 16th day of February 2005, by and between JAN & JOHNNY, INC., a California corporation ("Borrower"), and GRAND PACIFIC FINANCING CORPORATION, a California corporation ("Lender").

RECITALS

A. Borrower has applied to Lender for a Loan in the maximum principal amount of the lesser:) of (i) Three Million One Hundred Fifty Thousand and No/100 Dollars ($3,150,000.00) and (ii) an amount equal to 60.58% of the appraised value of the Property as determined by the Appraisal for the purpose of refinancing the Property.
B. Lender has: agreed to make the Loan to Borrower for such purposes upon the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE I

DEFINITIONS AND INTERPRETATIONS

1.1 DEFINITIONS -

Fdr purposes of this Agreement, the following terms shall have the following meanings:

The definitions set forth in the Recitals or elsewhere in this Agreement are incorporated herein by reference.

"advance" shall mean any advance or disbursement of Loan Proceeds by Lender pursuant to this Agreement.

"advance Date" shall mean the date of each Advance.

"Affiliate" shall mean any Person, directly or indirectly, related to, in control of, controlled by, or under the common control of, Borrower, or of a successor thereof, whether through merger, consolidation, transfer of assets or otherwise.

"Agreement" shall mean this Loan Agreement, either as originally executed or as it may from time to time be supplemented, extended, renewed, modified, or amended.

"Agreement To Furnish Insurance" shall mean the Agreement To Furnish Insurance duly executed by Borrower inform land content as required by Lender.

"Appraisal" shall mean an appraisal of the Property, or any portion thereof, performed and prepared for Lender at Borrower's sole expense by a duly licensed or certified appraiser designated by Lender and possessing all qualifications required by Lender and applicable Laws, setting forth the appraiser's opinion and determination of the fair market value of the Property;

said Appraisal shall be prepared in full narrative form meeting all requirements and approached to value as shall be necessary or appropriate in order to comply with all customary and generally accepted appraisal standards within the appraisal industry and in accordance with Lender's requirements, and to lenders satification and all applicable laws governing lenders operations, and shall report that the maximum of the loan to the appraised value of the Property does not exceed 60.58%.

"Approved Lease" shall mean a lease between borrower and any tenant for all or any portion of the Property, which lease is substantially in a form pre-approved by lender, the termsof which are satisfactory to Lender, and which tenant is satisfactory to lender. The CMP Lease is an Approved Lease.

"Assets" shall have the eaning usually given that term in accordance with GAAP, but shall excl4ide sums due to Borro er from Affiliates (other than subsidiaries).

"Assignment of Leases" shall mean that certain Absolute Assignment of Leases, Lease Guarantiels, Rents, Issues and P ofits dated as of the date herein, duly executed by Borrower, assigning to Lender all existing eases, subleases, and concession rights, if any, and all future leases, su leases and concessio rights affecting the Property or any part thereof, and shall include d livery to Lender of c.. ies of the executed originals of each of said leases.

" Business Day" shall mean Monday through Friday, excluding any day of the year on which banks are required or authorized to close in California.

"CMP" shall mean Centerstaging Musical Productions, Inc., a California corporation.

"CMP Lease" shall mean the Commercial Lease by and between Borrower and CMP, dated as of June 10, 2003, for the Property.

" CMP Lease Subordination" shall mean a lease subordination agreement by and between Borrower and CMP for the benefit of Lender in form and substance satisfactory to Lender in its sole and absolute opinion and judgment.

"Collateral" shall mean all real and personal property of Borrower, or others, in which Lender has been and may hereafter be granted a lien or security interest to secure payment and performance of Borrower's obligation under the Loan.

"Continuing Guaranty" shall mean that certain agreement or agreements by that title, if required by Lender, duly executed by Guarantor, unconditionally and irrevocably guaranteeing payment and performance of Borrower's obligations to Lender in connection with the Loan, as such agreement or agreements re originally executed and as such agreement or agreements may from time to time be reaffirme , supplemented, modified or amended.

"Deed of Trust" shall mean that certain deed of trust, assignments of rents, security Agreement and Fixture Filing dated as of the date herein, duly executed and acknowledged by Borrower, for the benefit of Lender, to secure the loan and encumbering the property and other assets and rights as therein provided, together with all such riders and exhibits thereto as lender shall require.

"Environmental Indemnity" shall mean that certain Hazardous Substances Indemnity Agreement duly executed by Borrower and/or Guarantor as required by Lender, pursuant to which such parties shall indemnify and defend Lender from and against any loss or liability, direct or indirect, with respect to the presence or release of any hazardous or toxic material in, on, about or under the Property.

"Event of Default"' shall mean any of those events specified in Article V hereof.

"FF&E" shall mean all furniture, fixtures, machinery, tools, inventory and equipment owned by Borrower and used, of intended to be used, in connection with the Property.

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"Financial Statements" shall mean balance sheets, income statements, reconciliations of capital structure, statements of sources and applications of funds, and income tax returns, all

prepared in accordance with GAAP.

"Financing Statements" shall mean one or more financing statements (form UCC-1) given by Borrower to Lender, if;required by Lender, covering the FF&E and all other personal property nd/or fixtures included in the Property.

" Fiscal Year" shall mean Borrower's fiscal year, ending on December 31 of each calendar ear.

" GAAP" shall mean generally accepted accounting principles consistently maintained and applied throughout the period indicated and consistent with the prior financial practice of the Person providing such financial information.

"Governmental Agency' shall mean any governmental or quasi-governmental agency, authority, board, bureau, commission, department, instrumentality or public body, court, administrative tribunal, or publib utility.

"Guarantor" shalljmean, individually and collectively, John G. Caswell, an individual, Jan Parent, an Individual, and CMP.

" Hazard Insurance Disclosure" shall mean the Hazard Insurance Disclosure duly executed by Borrower in form and content as required by Lender.

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"Insurance Policies" shall mean any of the policies of insurance specified in Section 4.1 hereof.

"Laws" shall mean, collectively, all federal, state, and local laws, rules, regulations, ordinances, and codes.

"Loan" shall mean the loan described in the Recitals and in Article III of this Agreement.

"Loan Closing" shall mean the date on which the Loan closes in accordance with Section 3.2 of this Agreement.

"Loan Closing Costs" shall mean all title insurance premiums and recording charges, tax service contract fees, and all out-of-pocket fees and costs incurred by Lender in connection with the appraisal, inspection, assessment, evaluation, insuring, and testing of the Property, and all fees and costs incurred by Lender in connection with the negotiation and preparation of the Loan Documen s, including attorneys' fees, and closing of the Loan as herein provided, including without limitation, the Processing Fee.

"Loan Documents" shall i,mean this Agreement, the Note, Deed of Trust, Financing Statemen , Continuing Guaranty, Assignment of Leases, Environmental Indemnity, Agreement to Furnish Insurance, Hazard Insurance Disclosure and such other documents as Lender may reasonabl require Borrower to give to Lender as evidence of and/or security for and/or guaranty of the Loan.

"Loan Fee" shall mean a loan fee in an amount equal to one percent (1.00%) of the outstanding principal balance of the Loan.

"Loan Proceeds" shall mean funds advanced by Lender to Borrower for purposes set forth in Article III hereof.,

"Maturity Date" shall mean February 28, 2010, as set forth in the Note, at which time the entire principal balance of the Loan, plus accrued interest thereon, is and shall be due and payable a provided in this Agreement and the Note, subject to acceleration as provided in the Loan Documents.

" Note" shall mean the Promissory Note of Borrower in the amount of the Loan payable to the order of Lender, duly executed by Borrower, as required by Lender to evidence the Loan.

"Organizational Documents" shall mean, if Borrower or Guarantor is other than a natural person, the duly filed, certified and/or executed documents or instruments evidencing or confirming the lawful formation and existence of Borrower and/or Guarantor, and all written consents and certifications required by Lender from persons having management and/or ownershib interests in Borrower and/or Guarantor.

"Permitted Encumbrances" shall mean only those matters and exceptions to title approve by Lender shown in the preliminary report of title and all supplements thereto of the Title Co pany covering the Property.

"Person" shall mean an individual, corporation, limited liability company, partnership, joint venture, trust or unincorporated organization or a Governmental Agency.

" Property" shall mean the real property described in Exhibit A hereto and in the Deed of Trust and all present and future improvements thereon and appurtenances thereto.

"Title Company' shall mean the title insurer designated by Lender, in its sole opinion and judgment , which shall issue the Title Policy.

"Title Policy" shall mean an ALTA Loan Policy (1970 Policy Form), written as such at Loan Closing and issued by the Title Company, with liability equal to the full amount of the

Loan, in favor of Lender, as insured, insuring the lien of the Deed of Trust to be a valid first lien on the Property subject only to the Permitted Encumbrances. The Title Policy shall have such endorsements thereto as Lender shall require. If required by Lender, the title insurance coverage will provide for reinsurance.

1.2 ACCOUNTING TERMS – All accounting terms not specifically defined herein shall be construed in accordance with GAAP, and all financial data submitted pursuant to this Agreement shall be prepared in accordance with GAAP, unless Lender agrees to another manner of preparation.

1.3 USE OF DEFINED TERMS Any defined terms used in the plural shall include t singular, and the masculine gender shall include the feminine and/or neuter, and such terms shall encompass all members of the relevant class.

1.4 SCHEDULES AND EXHIBITS - All schedules and exhibits to this Agreement, either as originally existing or as the same may from time to time be supplemented, modified or amended, are, incorporated herein by reference.

1.5 REFERENCES - Any reference to this Agreement or any other document shall include such document, both as originally executed, and as it may from time to time be amended, supplemented and modified. References herein to Articles, Sections and Exhibits shall be construed as references to this Agreement unless a different document is named.

1.6 OTHER TERMS - The term "document" is used in its broadest sense and encompasses agreements, certificates, opinions, consents, instruments and other written material of every kind. The terms "including" and "include" shall mean "including (include), without limitation".

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ARTICLE II
REPRESENTATIONS AND WARRANTIES OF BORROWER

Borrower hereby represents and warrants to Lender as of the date of this Agreement, the date of Loan Closing, each Advance Date, and each and every date during the existence of the Loan, or any portion thereof, as the context admits or requires, that:

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2.1 BORROWER'S CAPACITY - Borrower is a corporation, duly organized and existing under the laws of the State of California, duly qualified to do business in any state in which the nature of its business requires it to be so qualified, and is lawfully empowered and possesses the capacity to enter into and carry out the provisions of this Agreement.

2.2 VALIDITY OF LOAN DOCUMENTS - The Loan Documents are in all respects valid and binding upon Borrower according to their terms, subject to all Laws, including, without limitation equitable principles, insolvency Laws, and other matters applying to creditors generally; provided, however, that the implementation of such Laws do not and will not affect the ultimate realization of the obligations and security afforded thereby. The execution and delivery by Borrower of and the performance by Borrower of all its obligations under the Loan Documents have been duly authorized by all necessary action and do not and will not:

2.2.1 Require any consent or approval not heretofore obtained of any other Person holding any interest in or entitled to receive any interest issued or to be issued by Borrower or otherwise; or

2.2.2 Violate any provision of the Organizational Documents or any other agreements to which Borrower is bound; or

2.2.3 Result in or, require the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest, claim, charge, right of others, or other encumbrance of any nature (other than under the Loan Documents) upon or with respect to any property now owned or leased or hereafter acquired by Borrower; or

2.2.4 Violate any order, writ, judgment, injunction, decree, determination, or award, or violate any provision of any Laws; or

2.2.5 Result in a breach of or constitute a default under, cause or permit the acceleration of any obligation owed under, or require any consent under any indenture or loan or credit agreement or any other agreement, lease, or instrument to which Borrower is a party or by which Borrower or any property of Borrower is bound or affected.

2.3 NO DEFAULT Borrower is not in default under any order, writ, judgment, injunction , decree, determination, award, indenture, agreement, lease, or instrument of the type described in Section 2.2 above.

2.4 NO GOVERNMENTAL APPROVALS REQUIRED - No authorization, consent, approval, order, license, exemption from, or filing, registration, or qualification with, any Governmental Agency is or will be required to authorize, or is otherwise required in connection with:

2.4.1 The execution, delivery and the performance by Borrower of all or any of its obligations under the Loan Documents; or

2.4.2 The creation of the liens, security interests, or other charges or encumbrances described in the Loan Documents, except that filing and/or recording with Governmental Agencies may be required to perfect such liens, security interests, or other charges or encumbrances.

2.5 TAX LIABILITY - Borrower has timely filed all tax returns (federal, state, and local) required to be filed and has paid all taxes shown thereon to be due and all property taxes due; including interest and penalties, if any.

2.6 FINANCIAL STATEMENTS – All Financial Statements of Borrower, Guarantor and any Persons having an interest in Borrower (if Borrower is other than a natural person) which have heretofore been submitted to Lender fairly present the financial positions of Borrower, Guarantor and of such other Persons at the respective dates of their preparation, in conformity with GAAP consistently applied. Since the dates of such financial statements, there have been no material adverse changes in the financial conditions of Borrower, Guarantor and of such other Persons.

2.7 PENDING LITIGATION - There are no actions, suits, or proceedings pending, or to the knowledge of Borrower, threatened against or affecting Borrower, Guarantor or the Property, or involving the validity or enforceability of any of the Loan Documents or the priority of the lien thereof, at Law or in equity, or before or by any Governmental Agency, except actions, suits, and proceedings that are fully covered by insurance or which, if adversely determined, would not substantially impair the ability of Borrower or Guarantor to perform each and every one of their obligations under and by virtue of the Loan Documents; and neither Borrower or Guarantor is in default with respect to any order, writ, injunction, decree, or demand of any court or any Governmental Agency.

2.8 VIOLATIONS OF LAWS - There are no violations or notices of violations of any Laws relating to the Property or any of the Collateral.

2.9 COMPLIANCE WITH ZONING ORDINANCES AND SIMILAR LAWS - The Property complies with all applicable Laws and all permits and approvals issued thereunder, affecting the Property, the sale, operation, leasing or financing of the Property and the intended occupancy, use and enjoyment of the Property, including, but not limited to, applicable subdivision Laws, licenses and permits, building codes, zoning ordinances, flood disaster, environmental protection and equal employment regulations and appropriate supervising boards of fire underwriters and similar agencies. Borrower shall not seek, make or consent to any change in the zoning, conditions of use, or any other applicable land use permits, approvals or regulations pertaining to the Property, or any portion thereof, which would constitute a violation of the warranties and representations herein contained, or would change the nature of the use or occupancy of the Property.

2.10 AVAILABILITY OF UTILITIES - All utility services necessary for the proper operation of the Property for its intended purposes are available at the Property.

2.11 CONDITION OF PROPERTY - The Property is not now damaged or injured as a result of any fire, explosion, accident, flood, or other casualty, nor subject to any action in eminent domain.

2.12 BROKERAGE COMMISSIONS – No brokerage commissions are or will be owed by Borrower in connection with the Loan, or if there are commissions due or payable, the same will be paid by Borrower. Borrower agrees to and shall indemnify Lender from all liability, claims, or losses arising by reason of any such brokerage commissions related to any or all acts of Borrower in connection with the Loan. This provision shall survive the repayment of the Loan and shall continue in full force and effect so long as the possibility of such liability, claims or losses exists.

2.13 ENVIRONMENTAL IMPACT STATEMENT - All required environmental impact statements as required by any Governmental Agency having jurisdiction over the Property have been duly filed and approved.

2.14 ACCESS – The Property fronts on a publicly maintained road or street and has both leg and practical access to the same.

2.15 SUBORDINATE FINANCING AND LEASES - Borrower will not cause there to be deeds of trust, mortgages, security agreements, liens or encumbrances on the Property or any portion thereof or interest therein. Borrower will not, without the prior written consent of Lender, enter into a lease for all or any portion of the Property, except for Approved Leases.

2.16 PRIORITY OF LIEN ON PERSONALTY - No lease, chattel mortgage, bill of sale, security agreement, financing statement, or other title retention agreement (except those executed in favor of Lender) has or will be executed by Borrower with respect to any personal property, chattel or FF&E of Borrower used in conjunction with construction, operation, or maintenance of the Property, except with respect to removable trade fixtures, inventory, and personal property of any tenant of the Property.

2.17 AIR RIGHTS - Borrower has not and will not transfer, assign, convey, hypothecate or encumber any of the air rights pertaining to the Property.

2.18 COMPLIANCE WITH ENVIRONMENTAL LAWS – Borrower will not use, store, manufacture, generate, transport to or from, or dispose of any toxic substances, hazardous materials, hazardous wastes, radioactive materials, flammable explosives, or related material on or in connection with any property or the business of Borrower on any property. Borrower will not permit any lessee on any property to use, store, manufacture, generate, transport to or from, or dispose of any toxic substances, hazrdous materials, hazardous waste, radioactive materials, flammable explosives, related material on or in connection with any property or the business on any property. ("Toxic substances," "hazardous materials," and "hazardous waste" shall include, but not be limited to, such substances, materials and wastes which are or become regulated under applicable Laws or which are classified as hazardous or toxic under applicable Laws.)

2.19 SOLVENCY - Borrower is and shall continue to be able to pay its debts as they mature and the realizable value of its Assets is, and at all times that it may have obligations hereunder shall continue to be, sufficient to satisfy any and all obligations hereunder.

2.20 PERMITS - Borrower possesses all licenses, approvals, permits, franchises, patents, copyrights, trademarks,, and trade names, or rights thereto, that are necessary to own the Property and conduct business on the Property substantially as now conducted and as presently proposed to be conducted, and Borrower is not in material violation of any valid rights of others with respect to the foregoing.

2.21 NO ERISA PLAN – Borrower does not maintain a plan under the Employee Retirement Income Security Act of 1974.

2.22 FULL DISCLOSURE – All information in the loan application, Financial Statement, certificate, or other document and all information prepared and delivered by Borrower to Lender in obtaining the Loan is correct and complete in all material repects, and there are no omissions therefrom that result in such information being

incomplete, incorrect, or misleading in any material adverse repect as of the date thereof. All information in any loan application, financial statement, certificate or other document prepared and delivered to Lender on behalf of Borrower by Persons other than Borrower or its Affiliates, and all other information prepared and delivered to Lender on behalf of Borrower by Persons other than Borrower or its Affiliates in

applying for the Loan is correct and complete in all material respects, and there are no omissions therefrom that result in any such information being incomplete, incorrect, or misleading in any material adverse respect as of the date thereof.

2.23 USE OF PROCEEDS; MARGIN STOCK – The proceeds of each Advance will be used by Borrower solely for the purposes specified in this Agreement. None of such proceeds will be used for the purpose of purchasing or carrying any "margin stock" as defined in Regulation U or G of the Board of Governors of the Federal Reserve System (12 C.F.R. Part 221 and 207), or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry a margin stock or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of such Regulation U or G. Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock. Neither Borrower nor any Person acting on behalf of Borrower has taken or will take any action which might cause any Loan Documents to violate Regulation U or G or any other regulations of the Baord of Governors of the Federal Reserve System or to violate Section 7 of the Securities Exchange Act of 1934, or any rule or regulation thereunder, in each case as now in effect or as the same may hereafter be in effect. Borrower and Borrower's Affiliates own no "margin stock".

2.24 GOVERNMENTAL REGULATION – Borrower is not subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Investment Company Act of 1940, the Interstate Commerce Act (as any of the preceding have been amended), or any other Law which regulates the incurring by Borrower of indebtedness, including but not limited to laws relating to common or contract carriers or the sale of electricity, gas, steam, water, or other public utility services.

2.25 NO CONDEMNATION - No condemnation proceedings are pending, or to the best of Borrower's knowledge, threatened against the Property.

2.26 BUILDING PERMITS - All building permits, by every name, required for the Property have been obtained.

ARTICLE III

THE LOAN

3.1 THE LOAN - The Loan will be in an amount not exceeding the principal sum of the lesser of (i) Three Million One Hundred Fifty and No/100 Dollars ($3,150,000.00) and (ii) an amount equal to 60.58% of the appraised value of the Property as determined by the Appraisal.

3.2 LOAN CLOSING

3.2.1 The Loan will close if, and only if, on or before February 28, 2005, Borrowe shall, at its sole expense, deposit or cause to be deposited with Lender, the following in form an substance satisfactory to Lender, in Lender's sole opinion and judgment, duly executed by the party to be charged and acknowledged where required:

(a) Note;

(b) Deed of Trust;

(c) Assignment of Leases;

(d) Continuing Guaranty;

(e) CMP Lease Subordination;

(f) The Title Policy or evidence of a commitment therefor. The Title Policy shall show no blanket exceptions for anything a survey would show;

(g) The survey or surveys prepared by a licensed surveyor satisfactory to Lender, certified to the Title Company and to Lender and its successors, nominees, and assigns, and showing all easements. The survey shall be conducted in compliance with ALTA standards as applied in California and shall be certified to the Title Company, Lender, and Borrower in form and content acceptable to Lender;

(h) One or more Financing Statements;

(i) If required by Lender, UCC search certificates showing the Financing Statements to be subject only to such prior filings as are acceptable to Lender, in its sole opinion and judgment;

(j) True and correct copies of: Borrower's and Guarantor's, as applicable, Organizational Documents, including, but not limited to a certificate of revivor from the California Secretary of State, certificate(s) of fictitious business name, and Financial Statements, all of which documents must be first reviewed and approved by Lender, its counsel, or both;

(k) Such resolutions or other authorizations as Lender shall require of Borrower, Guarantor and any Person holding an interest in Borrower, authorizing the Loan or such other matters as Lender shall require;

(l) Environmental Indemnity;

(m) Agreement to Furnish Insurance:

(n) Hazard Insurance Disclosure;

(o) Appraisal;

(p) A Phase I, and, if indicated, a Phase II environmental survey, by a qualified environmental engineer, indicating an absence of environmental concerns in regard to the Property, satisfactory in all repects to Lender, in Lender's sole opinion and judgment;

(q) Verification and approval of (i) all plans and specifications for the Property and (ii) all permits, approvals and authorizations required to operate and use the Property;

(r) Review and approval of the CMP Lease;

(s) Review and approval of Borrower's Financial Statements and tax returns prepared by a certified public accountant satisfactory to Lender;

(t) Review and approval of each Guarantor's Financial Statements and tax returns prepared by a certified public accountant satisfactory to Lender;

(u) Property inspection prepared by an inspection company approved by Lender;

(v) A certificate of occupancy (or equivalent) and/or certificate of completion (or equivalent) for the Property;

(w) Lender and Borrower shall have created and set up necessary accounts for impounding property taxes and insurance premiums as determined by Lender in its sole opinion and judgment;

(x) Such management, license, partnership and other significant agreements, construction contracts, all engineering plans, consultant reports, sales contracts, covenants condition and restrictions, permits, licenses and operating agreements as Lender may request, in form and content satisfactory to Lender;

(y) Such engineering, soils and/or geology reports as Lender may require, which reports shall be satisfactory in all respects to Lender, in its sole and absolute discretion, prepared by such geologists, engineers and/or other consultants as are approved by Lender; and

(z) Such additional assignments, agreements, certificates, reports, approvals, instruments, documents, financing statements, consents, and opinions as Lender may request, including, but not limited to any zoning variances, conditional use permits, development agreements or other land use requirements Borrower shall be required to obtain in connection with the construction and operation of the Property and any and all subordination agreements and tenant estoppel certificates as Lender, in its sole discretion, shall require Borrower to obtain from tenants of the Property.

3.3 LOAN PURPOSE – The Loan Proceeds disbursed shall be used by Borrower solely for (i) refinancing the Property, (ii) paying, at Loan Closing, the Loan Fee and all other the Loan Clsoing Costs, and (iii) paying, at or after Loan Closing, such fees, costs and other amounts as Lender shall, in Lender's sole and absolute discretion, approve in writing, but only to the extent of the Loan Proceeds. Borrower shall be responsible for paying any of the foregoing from its own funds in the event the Loan Proceeds are insufficient to do so.

3.4 LOAN FEE – The Loan Fee shall be paid by Borrower to Lender at Loan Closing from the Loan Proceeds, and will be in addition to all other fees mentioned in this Agreement. The Loan Fee shall be deemed fully earned and non-refundable when paid, whether or not any Loan Proceeds are disbursed at any time.

3.5 LOAN TERM – The term of the Loan will commence on the date of Loan Closing and the Loan will mature upon the Maturity Date, subject to acceleration or adjustment as provided in this Agreement and the other Loan Documents.

3.6 INTEREST RATE - The interest rate will be as set forth in the Note.

3.7 REPAYMENT - In addition to other provisions set forth herein, repayment of the Loan will be required as follows:

3.7.1 Interest and principal payments under the Loan shall be due and payable to Lender pursuant to the provisions of the Note.

3.7.2 Borrower hereby authorizes Lender, if and to the extent any payment of principal or interest or sum otherwise due hereunder is not promptly made pursuant to the Note, and to the extent of any obligation of Borrower to Lender under this Agreement or any other agreement, to charge against any account of Borrower with Lender an amount equal to the principal and accrued interest from time to time due and payable to Lender under the Note or otherwise.

3.7.3 All payments hereunder or under the Note shall be made by Borrower without any offset or deduction for or on account of any present or future taxes, imposts or duties, of whatever nature, imposed or levied by or on behalf of any Governmental Agency. If at anytime, whether by reason of any present or future Law or other requirement, Borrower shall be compelled by such Law or other requirement to deduct or withhold such taxes, imposts or duties, Borrower shall pay such additional amounts to Lender as may be necessary such that every net payment under this Agreement and the Note on which Borrower is obligated, after such deduction or withholding will not be less than the amount required hereunder or thereunder.

3.7.4 Whenever any payment to be made under this Agreement and the Note shall be due on a day other than a Business Day of Lender, such payment may be made on the next succeeding Business Day, and such extension of time shall in such cases be included in the computation of payment of interest hereunder and under the Note.

3.8 DEPOSIT ACCOUNT - Borrower hereby grants, assigns, pledges and hypothecates to Lender all of Borrower's right, title and interest in and to all deposit accounts maintained by Borrower with Lender and all other funds deposited by Borrower with Lender, including, without limitation, the funds delivered to Lender pursuant to Section 4.23 below, as security for each and all of the obligations of Borrower to Lender under the Loan Documents. Borrower hereby authorizes Lender, at Lender's option, if and to the extent any payment of principal or interest or sum otherwise due hereunder is not promptly made pursuant to the Note, to charge against any account of Borrower with Lender pledged and/or assigned as collateral for the Loan, an amount equal to the principal and accrued interest from time to time due and payable to Lender under the Note or otherwise.

3.9 NO AUTOMATIC SET-OFF - The existence of any sum or sums being on deposit with Lender shall in no way constitute a set-off against or be deemed to compensate the obligations of the Loan or any payment or performance due under the Loan Documents or this Agreement, unless and until Lender, by affirmative action, shall so apply said accounts or any portion thereof, and then only to the extent thereof as so designated by Lender.

3.10 RELIANCE BY LENDER AND ACQUITTANCE -Lender may conclusively assume that the statements, facts, information, and representations contained herein and/or in any

affidavits, orders, receipts; or other written instrument(s) that are filed with Lender or exhibited to it, are true and correct, and Lender may rely thereon without any investigation or inquiry, and any payment made by Lender in reliance thereon shall be a complete release in its favor for all sums so paid.

3.11 RIGHT TO TRANSFER - Lender has the absolute right to sell, assign, transfer or otherwise dispose of, participate or syndicate this Loan in whole or in part without the consent of the Borrower or Guarantor, in its sole and absolute discretion.

3.12 PARKING - CMP has entered into a lease with The McPherson Helsabeck Revocable Trust Dated 9/29/92 ("Landlord") for the real property commonly known as 3407 Winona Avenue, Burbank, California ("Winona Property") pursuant to that certain Standard Industrial/Commercial Single-Tenant Lease - - Net, dated December 1, 2003 ("Winona Lease"). The Winona Lease includes a Right of First Refusal to Purchase the Winona Property and also an Option to Extend for a period of five (5) years, both under the terms and conditions set forth therein. In the event that CMP acquires the Winona Property pursuant to the Lease, concurrently with its acquisition of the Lease, Borrower will cause CMP to grant an easement for the benefit of the Property that runs with the land, covering access and parking, consistent with the terms of the Winona Lease. Borrower shall cause the easement to be granted, in perpetuity, and the easement shall be in form and content satisfactory to Lender, in its sole and absolute opinion and judgment.

ARTICLE IV
BORROWER'S COVENANTS

4.1 INSURANCE- Borrower shall obtain and at all times maintain liability insurance in amount, form and issued by a company or companies satisfactory to Lender, as required under the Deed of Trust and/or the Agreement to Furnish Insurance.

4.2 RIGHT OF ENTRY - Subject to the terms of the Deed of Trust, Lender and Lender's employees or agents shall have the right at all times to enter upon the Property for whatever purpose Lender deems appropriate, including, without limitation, inspection of the premises and the posting of such notices and other written or printed material thereon as Lender may deem appropriate or desirable.

4.3 PRESERVE ITS EXISTENCE - Borrower, if other than a natural person, will, so long as Borrower remains obligated on the Loan, do all things necessary to preserve and keep in full force and effect its organizational status and will comply with all Laws, orders and decrees of any Governmental Agency or court applicable to Borrower or to the Property.

4.4 LENDER MAY EXAMINE BOOKS AND RECORDS -From and after an Event of Default, or in the event that Lender believes information provided by Borrower or Guarantor to Lender is inaccurate or incomplete, Lender shall have the right, at any time, acting by and through its employees or agents, to examine the books, records, and accounting data of Borrower, and to make extracts therefrom or copies thereof, and Borrower shall also cause Guarantor to permit Lender to examine the books, records and accounting data of Guarantor, and to cause Guarantor to permit Lender to make extracts therefrom or copies thereof. Borrower

shall promptly make such books, records, and accounting data available to Lender, and cause Guarantor to do so as well., as stated above, upon written request. Upon request, Borrower shall advise Lender, in writing, of the location of such books, records, and accounting data.

4.5 PAYMENT OF TAXES - Borrower shall pay and discharge all taxes, assessments, and governmental charges or levies imposed upon Borrower or upon its income or profits, or upon any properties belonging to it prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a lien or charge of a material nature upon any of its properties; provided, that Borrower shall not be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by proper proceedings if it maintains adequate reserves with respect thereto.

4.6 COMPLY WITH APPLICABLE LAWS - Borrower shall comply with all applicable restrictive covenants, zoning and subdivision ordinances and building codes, all health and environmental Laws and all other applicable Laws, directions, orders and notices of violations issued by any Governmental Agency relating to or affecting the premises or the business or activity being conducted thereon whether by Borrower or by any occupant thereof, including, without limitation, any and all Laws relating to hazardous or toxic waste or waste products or hazardous substances. Further, Borrower shall indemnify and hold Lender and the Trustee under the Deed of Trust harmless from the failure by Borrower to comply with such Laws to the full extent provided for herein.

4.7 MAINTENANCE OF PROPERTIES AND PRESERVE EXISTENCE - Borrower shall maintain and preserve, or cause to be maintained and preserved, all of its properties, necessary or useful in the proper conduct of its business, including such as may be under lease, in good working order and condition, ordinary wear and tear excepted. Borrower, so long as Borrower remains obligated on the Loan, shall do all things necessary to preserve and keep in full force and effect Borrower's organizational status, and will comply with all Laws, orders and decrees of any Governmental Agency or court applicable to Borrower or to the Property.

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4.8 BOOKS AND RECORDS; AUDIT AND EXAMINATION - Borrower shall keep and maintain all of its books and records in original form, as shall be required and as shall otherwise be appropriate in Lender's opinion and judgment, pertaining to the performance by Borrower of its covenants and other obligations hereunder, and otherwise pertaining to its operations and activities, and shall cause Guarantor to do so as it relates to performance of its obligations under the Guaranty and, in the case of CMP, the CMP Lease.

4.9 REPORTING REQUIREMENTS - So long as Borrower shall have any obligation to Lender under this Agreement and/or the other Loan Documents, Borrower shall prepare, or cause to be prepared, and deliver, or cause to be delivered, to Lender the following Financial Statements and reports:

(a) As soon as practicable and in any event within twenty (20) days after Borrower knows or should reasonably have known, of the commencement of any legal action against it, except actions seeking money judgments that are fully insured or bonded, a report of the commencement of such action containing a statement signed by two (2) authorized

officers of Borrower setting forth details of such legal action and any action Borrower proposes to take with respect thereto;

(b) Within five (5) days of the occurrence of any Event of Default or event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default, a report regarding such Event of Default setting forth the details of such Event of Default, signed by Borrower;

(c) Any change in the name of Borrower or use of any trade names or trade styles not presently used;

(d) Copies of all signed income tax returns of Borrower shall be furnished to Lender within thirty (30) days after they are filed with the relevant taxing authorities;

(e) Borrower shall cause Guarantor to furnish to Lender copies of all signed income tax returns of Guarantor within thirty (30) days after they are filed with the relevant taxing authorities;

(f) Promptly upon receipt thereof, one (1) copy of any other report submitted to Borrower by independent accountants in connection with any annual, interim or special audit made by them of the books of Borrower;

(g) Within twenty (20) days of (i) any contact from any Governmental Agency concerning any environmental protection Laws, including, but not limited to, any notice of any proceeding or inquiry with respect to the presence of any hazardous waste, toxic substances or hazardous materials on the Property or the migration thereof from or to other property, (ii) any and all claims made or threatened by any third Person against or relating to the Property concerning any loss on injury resulting from toxic substances, hazardous waste, or hazardous materials, or (iii) Borrower's discovery of any occurrence of condition on any property adjoining or in the vicinity of the Property that could cause the Property, or any part thereof, to be subject to any restrictions on the ownership, occupancy, transferability, or loss of the Property under any Law, Borrower shall deliver to Lender a report regarding such contact and setting forth in detail and describing any action which Borrower proposes to take with respect thereto, signed by Borrower;

(h) Within twenty (20) days of becoming aware of any developments or other information which may materially and adversely affect Borrower's properties, business, prospects, profits or condition (financial or otherwise) or Borrower's ability to perform this Agreement or the other Loan Documents, telephonic or written notice (delivered via facsimile) specifying the nature of such development or information and such anticipated effect, which shall be promptly confirmed in writing; and

(i) Such other information respecting the business, properties or the condition or operations, financial or otherwise, of Borrower as Lender may from time to time request.

4.10 LIENS - Borrower shall not cause any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance (including the lien or retained security title of a conditional vendor) of any nature upon or with respect to the Property, including, or assign or otherwise convey any right to receive income, as provided in Section 4.11, except that the foregoing restrictions shall not apply to mortgages, deeds of trust, pledges, liens, security interests or other charges or encumbrances, including the Deed of Trust and the Assignment of Leases, covering the Property created by or pursuant to or permitted by this Agreement, or taxes, assessments or governmental charges or levies on property of Borrower, or in respect of a judgment or award against Borrower, if the same shall not at the time be delinquent or thereafter can be paid without penalty, or if Borrower shall have set aside adequate reserves therefor as determined or approved by its certified independent accounting firm, or, if in the case of a judgments or award, execution on the same shall have been effectively stayed pending appeal or review or insured or bonded to the extent of Borrower's liability in respect thereof, and in the case of all of the foregoing, the same are being contested in good faith and by appropriate proceedings.

4.11 NO TRANSFER OR FURTHER ENCUMBRANCE - Borrower shall not, without the prior written consent of Lender:

(a) Create, incur, assume, permit or suffer to exist, any mortgage, deed of trust, pledge, lien, hypothecation, charge (fixed or floating), security interest or other encumbrance whatsoever on the Property or any interest therein, except the Permitted Encumbrances;

(b) Transfer the Property, or any interest therein, provided, however, that Borrower, on a one time basis only, may transfer the Property to CMP, subject to the following terms and conditions: (i) CMP shall assume the obligations of Borrower under the Loan and Loan Documents; (ii) Borrower shall not be released from its obligations under the Loan and Loan Documents, (iii) CMP Borrower, John G. Caswell and Jan Parent shall execute such documents and instruments as Lender shall require with respect to the assumption of the Loan and the confirmation of the continuing obligations of Borrower and Guarantor to Lender; (iv) there shall be no Event of Default continuing at the time of the transfer and assumption; Borrower and CMP shall obtain for Lender an endorsement to Lender's Title Policy insuring the continuing priority of the lien of the Deed of Trust; and (v) Borrower and CMP shall reimburse Lender for the fees and costs incurred by Lender in connection with any of the foregoing.

(c) Change the use of the Property; or

(d) Enter into a new lease for all or any portion of the Property except for Approved Leases.

4.12 PROTECTION OF LIENS - Borrower shall maintain the lien of the Deed of Trust as a first priority lien on the Property and take all actions, and execute and deliver to Lender all documents, reasonably required by Lender from time to time in connection therewith.

4.13 TITLE INSURANCE ENDORSEMENTS - Borrower shall deliver to Lender, at Borrower's sole expense and in form and content reasonably required by Lender from time to time, such endorsements to the Title Policy as Lender shall request.

4.14 TAXES AND OTHER DEBT - Borrower shall pay and discharge (a) before delinquency all taxes, assessments, and governmental charges or levies imposed upon it, upon its income or profits, or upon any property belonging to it; (b) when due all lawful claims (including, without limitation, claims for labor, materials, and supplies), which, if unpaid, might become a lien or encumbrance upon any of its assets or property; and (c) all its other obligations and indebtedness when due; provided, however, that Borrower may contest any of the foregoing in good faith and by appropriate proceedings diligently prosecuted by Borrower as long as Borrower has adequate reserves to pay any adverse determination or has otherwise provided Lender evidence of a surety or bond to pay any adverse determination.

4.15 CORPORATION RESTRICTIONS - Borrower will not consolidate or merge with any corporation, any limited partnership, any limited liability company, or any other Person, provided, however, that Borrower, upon not less than twenty (20) days prior written notice to Lender, may acquire or be acquired by CMP, provided, however, that if Borrower is acquired by CMP it shall promptly execute such documents and instruments as Lender shall reasonably require to confirm the continuing obligation of Borrower to Lender.

4.16 NAME, FISCAL YEAR, ACCOUNTING METHOD, AND LINES OF BUSINESS - Borrower will not change its name, fiscal year, or method of accounting. Borrower will not directly or indirectly engage in any business other than the business in which Borrower is engaged on the date of this Agreement, discontinue any existing lines of business that are material to the business or operations of Borrower, or substantially alter its method of doing business.

4.17 LOANS - Borrower will not directly or indirectly (a) guarantee or otherwise become obligated in respect of any indebtedness of any other Person, except for CMP; or (b) subordinate any claim against or obligation of any other Person to Borrower to any other indebtedness of such Person.

4.18 INDEBTEDNESS - Borrower shall not assume, create, incur, or permit to exist any obligations or indebtedness in favor of any Person except trade obligations and normal accruals in the ordinary course of business not yet due and payable, and Borrower may guarantee or otherwise become obligated in respect of any indebtedness of CMP. Borrower shall not assume, create, incur, or permit to exist any contingent liabilities, including, without limitation, contingent reimbursement obligations under letters of credit, except as permitted herein.

4.19 INTENTIONALLY OMITTED.

4.20 DISTRIBUTIONS - Borrower shall not make, declare or permit any dividend or other distribution to any shareholder, direct or indirect beneficial owner, director or officer of Borrower at any time that an Event of Default (or event that with the giving of notice or passage of time, or both, would constitute an Event of Default) has occurred and is continuing or if any

such distribution would cause or contribute to an Event of Default (or event that with the giving of notice or passage of time, or both, would constitute an Event of Default).

4.21 TRANSACTIONS WITH AFFILIATES - Borrower will not enter into, or cause, suffer or permit to exist, any arrangement or contract with any of its Affiliates, including, without limitation, any management contract, unless such transaction is on terms that are no less favorable to Borrower than those that could have been obtained in a comparable transaction on an arms' length basis from a Person that is not an Affiliate.

4.22 INSOLVENCY – Borrower declares that Borrower and Guarantor have not been involved in any and all insolvency proceedings in the prior six (6) years before Loan Closing.

4.23 IMPOUND (ESCROW) ACCOUNT. - Borrower shall pay to Lender, on each day on which monthly installments of principal and/or interest are payable under the Note, until the Note is paid in full, an amount equal to one-twelfth (1/12) of the sum of annual property taxes, assessments, bond payments, if any, and annual insurance premiums on all policies of insurance required by the Deed of Trust and the Agreement to Furnish Insurance. Borrower will also include the amount necessary to accumulate a sufficient amount to pay such taxes, assessments, bond payments, if any and insurance premiums before delinquency.

(a) If at any time and for any reason the monthly impound deposits and all other deposits required to be be made by Borrower as provided in this Section 4.23 (collectively, the "Impounded Funds") are or will be insufficient to pay all real property taxes, assessments, bond payments, if any, and insurance premiums, Lender shall notify Borrower and Borrower shall immediately deposit an amount equal to such deficiency with Lender.

(b) The deposit of Impounded Funds with Lender will not be insured by the Federal Deposit Insurance Corporation, however, it will be subject to the security interest created in accounts pursuant to Section 3.8 and the Deed of Trust; and Lender shall not be required to segregate the Impounded Funds but shall be entitled to commingle them with Lender's general assets and, except as otherwise provided by applicable law, Lender shall not be required to pay interest on the Impounded Funds. The existence of Impounded Funds will not relieve Borrower of Borrower's duty to pay the taxes, assessments, bond payments, if any, and insurance premiums, affecting the Property.

(c) Borrower shall cause all bills, statements, or other documents relating to all taxes, assessments, bond payments, if any, and annual insurance premiums to be sent or mailed directly to Lender. Upon receipt of such bills, statements, or other documents, and provided Borrower has deposited sufficient funds with Lender pursuant to Sections 4.23 (a) and 4.23 (b) above, Lender shall pay such amounts as may be due thereunder out of the Impounded Funds, subject to Lender's rights to utilize and apply the Impounded Funds to satisfy, in whole or in part, any default by Borrower under this Agreement, the Note or any of the other Loan Documents.

(d) Should Borrower fail to deposit with Lender sums sufficient to fully pay such taxes, assessments, bond payments and insurance premium at least thirty (30) days before delinquency thereof, Lender may, at Lender's election, but without any obligation to do so: (i)

advance any amounts required to make up the deficiency, which advances, if any, shall be repayable to Lender upon demand, or (ii) without making any advance whatever, apply any sums held by Lender upon any indebtedness or obligation of Borrower to Lender under this Agreement, the Note or any of the other Loan Documents.

4.25 WINONA LEASE - Borrower shall cause CMP to comply with each and every one of the terms and conditions contained in the Winona Lease on a timely basis, and shall not permit CMP to modify, amend, surrender or cancel the Winona Lease in any way whatsoever without the prior written consent of Lender. Further, Borrower shall cause CMP to exercise the option contained in the Winona Lease to extend the Winona Lease for a period of five years, in accordance with the terms thereof, unless CMP has acquired the Winona Property pursuant to the terms of the Winona Lease and granted an easement for the benefit of the Property, as provided for in Section 3.12.

ARTICLE V
EVENTS OF DEFAULT

An "Event of Default" shall be deemed to have occurred hereunder if:

5.1 DEFAULT UNDER LOAN DOCUMENTS - Each of the following shall constitute an Event of Default under the Loan Documents:

(a) Borrower shall fail to pay principal or interest, or both, when due under the terms of the Note or any amount owing under this Agreement or any of the other Loan Documents when due; or

(b) Borrower shall fail to perform or observe any term, covenant or agreement contained in this Agreement or in any of the other Loan Documents; or

5.2 BREACH OF WARRANTY - Any warranties made or agreed to be made in any of the Loan Documents or this Agreement shall be breached in any material respect or shall prove to be false or misleading in any respect when made; or

5.3 ACTION AGAINST BORROWER - Any suit shall be filed against Borrower, which, if adversely determined, could substantially impair the ability of Borrower to perform any or all of its obligations under and by virtue of this Agreement or any of the other Loan Documents, unless Borrower's counsel furnishes to Lender its opinion, to the satisfaction of Lender and Lender's counsel, that, in its judgment the suit is essentially without merit; or

5.4 LEVY UPON PROPERTY - A levy be made on the Property or any other Collateral under any process or any lien creditor commences suit to enforce a judgment lien against the Property or any Collateral, and such levy or action shall not be bonded against by sureties deemed by Lender to be sufficient in its sole opinion and judgment; or

5.5 FILING OF LIENS AGAINST THE PROPERTY - Any lien for labor, material, taxes or otherwise shall be filed against the Property and such lien shall not be either satisfied or bonded over within thirty (30) days of such filing in the full amount, to Lender's satisfaction; or

5.6 CROSS-DEFAULT; OTHER OBLIGATIONS - Borrower commits a breach or default in the payment or performance of any other obligation of Borrower, or breaches any warranty or representation of Borrower, under the provisions of any other instrument, agreement, guaranty, or document evidencing, supporting, or securing any other loan or credit extended by Lender, or by any affiliate of Lender, to Borrower or to any affiliate of Borrower (said financing is hereinafter referred to as "other financing"), including, but not limited to, any and all term loans, revolving credits, or flooring lines of credit extended from time to time to Borrower (or any Person signing this agreement on behalf of Borrower), or any other Person with which Borrower is affiliated and is conducting business on the Property; or Borrower causes the other financing, or any portion thereof, to be refinanced or repaid with funds lent, advanced, paid, or contributed, in whole or in part, directly or indirectly, by any other commercial lender to or for the benefit of Borrower, any affiliate of Borrower. For purposes of this Agreement, the term "commercial lender," shall mean any bank, savings and loan association, savings association, savings bank, credit union, insurance company, commercial finance lender, and any other person or entity which engages in the business of lending money for commercial, investment, or business purposes; or

5.7 TRANSFER OF PROPERTY - Borrower shall voluntarily or by operation of Law, sell, transfer, convey, lease (except for Approved Lease), or encumber the Property, or any interest therein (except as otherwise permitted under the Deed of Trust or this Agreement), or shall contract for such sale, transfer, conveyance, or encumbrance without the prior written consent of Lender, which consent Lender may either give or withhold in its sole and absolute opinion and judgment; or

5.8 INSOLVENCY - (i) Borrower shall fail to pay its debts as they become due, or shall make an assignment for the benefit of its creditors, or shall admit, in writing, its inability to pay its debts as they become due, or (ii) Borrower shall file a petition under any chapter of the United States Bankruptcy Code or any similar Law, now or hereafter existing, or shall become "insolvent" as that term is generally defined under the United States Bankruptcy Code, or shall in any involuntary bankruptcy case, commenced against it file an answer admitting insolvency or inability to pay its debts as they become due, or shall fail to obtain a dismissal of such case within sixty (60) calendar days after its commencement or shall convert the case from one chapter of the United States Bankruptcy Code to another chapter, or be the subject of an order for relief in such bankruptcy case, be adjudged a bankrupt or insolvent, or shall have a custodian, trustee, or receiver appointed for, or have any court take jurisdiction of, its property, or any part thereof, in any voluntary ,or involuntary proceeding, including, but not limited to, those for the purpose of reorganization, arrangement, dissolution, or liquidation, and such custodian, trustee, or receiver shall not be discharged, or such jurisdiction shall not be relinquished, vacated, or stayed within sixty (60) calendar days after the appointment; or

5.9 BORROWER STATUS - Without Lender's prior written consent, Borrower shall be liquidated, dissolved, or fail to maintain its status as a going concern or there shall be a change in the makeup of Borrower; or

5.10 ATTACHMENT -Any proceeding shall be brought the object of which is that any part of Lender's commitment to make the advances hereunder shall at any time be subject or liable to attachment or levy during the course of the suit of any creditor of Borrower unless

Borrower's counsel furnishes to Lender its opinion, to the satisfaction of Lender and Lender's counsel, that, in its reasonable judgment and after reasonable investigation, the suit is essentially without merit; or

5.11 EMINENT DOMAIN - The Property shall be the subject of an eminent domain proceeding or a taking adverse to the interest of Lender; or

5.12 DESTRUCTION - The Property is materially damaged or destroyed by fire or other casualty and the loss shall prove to be inadequately covered by insurance actually collected or in the process of collection; or

5.13 MISREPRESENTATION AND/OR NON-DISCLOSURE - Borrower has made certain statements and disclosures in order to induce Lender to make the Loan and enter into this Agreement, and, in the event Borrower has made material misrepresentations or failed to disclose any material fact Lender may treat such misrepresentation or omission as a breach of this Agreement. Such action shell not affect any remedies Lender may have for such misrepresentation or non-disclosure, as such, or under its Deed of Trust for such misrepresentation or concealment; or

5.14 FINANCIAL CONDITION - There shall be any material adverse changes in Borrower's financial condition; or

5.15 DEFAULT UNDER GUARANTY - Any Guarantor fails to perform any term, condition or agreement contained in the Continuing Guaranty or notifies Lender of an intention to revoke the Continuing Guaranty; or

5.16 DEFAULT UNDER WINONA LEASE - CMP fails to (i) perform any term, condition or agreement contained in the Winona Lease, (ii) comply with Section 3.12 of this Agreement, and (iii) comply with Section 4.24 of this Agreement.

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ARTICLE VI

REMEDIES

6.1 CEASE PAYMENT AND/OR ACCELERATE - Upon, or at any time after, the occurrence of an Event of Default, all Loan Proceeds disbursed or advanced by Lender and all accrued and unpaid interest thereon shall, at the option of Lender, become immediately due and payable, and Lender shall be released from any and all obligations to Borrower under the terms of this Agreement.

6.2 ENFORCEMENT OF RIGHTS - Upon, or at any time after, the occurrence of an Event of Default, Lender may enforce any and all rights and remedies under the Loan Documents, the Deed of Trust and all other documents delivered in connection therewith and against any or all Collateral and may pursue all rights and remedies available at Law or in equity.

6.3 COLLATERAL - Upon, or at any time after, the occurrence of an Event of Default, Lender may, at its option, without notice to Borrower or any Affiliate of Borrower or

without regard to the adequacy of the Collateral for the payment of the Loan, appoint one or more receivers of the Collateral, and Borrower hereby irrevocably consents to such appointment, with such receivers having all the usual powers and duties of receivers in similar cases, including the full power to maintain, sell, dispose and otherwise operate the Collateral upon such terms that may be approved by a court of competent jurisdiction.

6.4 RIGHTS AND REMEDIES NON-EXCLUSIVE - In addition to the specific rights and remedies hereinabove mentioned, Lender shall have the right to avail itself of any other rights or remedies to which it may be entitled under any then existing Laws including, but not limited to, the right to realize upon any or all of its security, and to do so in any order. Furthermore, the rights and remedies set forth above are not exclusive, and Lender may avail itself of any individual right or remedy set forth in this Agreement, or available under such Laws, without utilizing any other right or remedy.

ARTICLE VII
GENERAL CONDITIONS AND MISCELLANEOUS

7.1 NONLIABILITY OF LENDER - Borrower acknowledges and agrees that by accepting or approving anything required to be observed, performed, fulfilled, or given to Lender pursuant to the Loan Documents, including any certificate, statement of profit and loss, or other financial statement, survey, appraisal or insurance policy, Lender shall not be deemed to have warranted or represented the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision, or condition thereof, and such acceptance or approval thereof shall not be or constitute any warranty or representation to anyone with respect thereto by Lender.

7.2 NO THIRD PARTIES BENEFITTED - This Agreement is made for the purpose of defining and setting forth certain obligations, rights, and duties of Borrower and Lender in connection with the Loan and shall be deemed a supplement to the Note and the Loan Documents, and shall not be construed as a modification of the Note or the Loan Documents, except as provided herein. It is made for the sole protection of Borrower and Lender, and Lender's successors and assigns. No other Person shall have any rights of any nature hereunder or by reason hereof or the right to rely hereon. In the event of a conflict between this Agreement and the Note, the provisions of the Note shall control. In the event of a conflict between this Agreement and the Deed of Trust, this Agreement shall control.

7.3 INDEMNITY BY BORROWER - Borrower hereby indemnifies and agrees to hold Lender and its directors, officers, agents, and employees (individually and collectively, the "Indemnitee(s)") harmless from and against:

7.3.1 Any and all claims, demands, actions, or causes of action that are asserted against any Indemnitee by any Person if the claim, demand, action, or cause of action, directly or indirectly, relates to a claim, demand, action, or cause of action that the Person has or asserts against Borrower; and

7.3.2 Any and all liabilities, losses, costs, or expenses (including court costs and attorneys' fees) that any Indemnitee suffers or incurs as a result of the assertion of any claim, demand, action, or cause of action specified in this Section 7.3.

7.4 CHANGE IN LAWS - In the event of the enactment, after the date of this Agreement, of any Laws: (a) deducting from the value of property for the purpose of taxation any lien or security interest thereon; (b) imposing upon Lender the payment of the whole or any part of the taxes or assessments or charges or liens herein required to be paid by Borrower; (c) changing in any way the Laws relating to the taxation of deeds of trust or mortgages or security agreements, or debts secured by deeds of trust or mortgages or security agreements, or the interest of the mortgagee or secured party in the property covered thereby; or (d) changing the manner of collection of such taxes; then, to the extent any of the foregoing may affect the Deed of Trust or the indebtedness secured thereby or Lender, then, and in any such event, Borrower, upon demand by Lender, shall pay such taxes, assessments, charges, or liens, or reimburse Lender therefor. If Borrower shall be prohibited from paying such tax or from reimbursing Lender for the amount thereof, Borrower shall execute a modification to the Loan Documents and the Note, which modification shall increase the interest rate payable pursuant to the Note so as to permit Lender to maintain its yield as if such tax had not been imposed. If Borrower shall be prohibited from executing the above-referenced modifications, Lender may, in Lender's sole discretion, declare the principal of all amounts disbursed and owing under the Note, this Agreement, and the other Loan Documents (including all obligations secured by the Loan Documents) and all other indebtedness of Borrower to Lender, together with interest thereon, to be forthwith due and payable, regardless of any other specified maturity or due date.

7.5 POWER OF ATTORNEY - Borrower does hereby irrevocably appoint, designate, empower, and authorize Lender; as Borrower's agent, under power of attorney, coupled with an interest, to sign and file for record any financing statements, notices of completion, notices of cessation of labor, or any other notice or written document that it may deem necessary to file or record to protect Lender's interests.

7.6 NONRESPONSIBILITY - Lender shall in no way be liable for any acts or omissions of Borrower or Borrower's agents or employees.

7.7 TIME IS OF THE ESSENCE - Time is of the essence of this Agreement and of each and every provision hereof. The waiver by Lender of any breach or breaches hereof shall not be deemed, nor shall the same constitute, a waiver of any subsequent breach or breaches.

7.8 BINDING EFFECT; ASSIGNMENT - This Agreement shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns, except that Borrower may not assign its rights hereunder or any interest herein without the prior written consent of Lender. Lender shall have the absolute right at any time to assign, sell, transfer or otherwise dispose of, its rights under this Agreement and to grant participations and syndications in the Loan to others without consent of Borrower or any Guarantor, but all waivers or abridgements of Borrower's obligations that may be granted from time to time by Lender shall be binding upon such assignees, or participants. Borrower shall, promptly upon demand, provide Lender or any such purchaser or participant, one or more written statements confirming Borrower's indebtedness to Lender and all obligations in connection with the Loan, including the existence of any default thereunder.

7.9 EXECUTION IN COUNTERPARTS - This Agreement and any other Loan Documents, except the Note and the Deed of Trust, may be executed in any number of

counterparts, and any party hereto or thereto may execute any counterpart, each of which, when executed and delivered, will be deemed to be an original, and all of which counterparts of this Agreement or any other Loan Document, as the case may be, taken together will be deemed to be but one and the same instrument. The execution of this Agreement or any other Loan Document by any party or parties hereto or thereto will not become effective until counterparts hereof or thereof, as the case may be, have been executed by all the parties hereto or thereto.

7.10 INTEGRATION; AMENDMENTS; CONSENTS - This Agreement, together with the documents referred to herein constitutes the entire agreement of the parties touching upon the subject matter hereof, and supersedes any prior negotiations or agreements on such subject matter. No amendments, modification, or supplement of any provision of this Agreement or any of the other Loan Documents shall be effective unless in writing, signed by Lender and Borrower; and no waiver of any of Borrower's obligations under this Agreement or any of the other Loan Documents or consent to any departure by Borrower therefrom shall be effective unless in writing, signed by Lender, and then only in the specific instance and for the specific purpose given.

7.11 NEUTRAL INTERPRETATION - This Agreement is the product of the negotiations between the parties, and in the interpretation and/or enforcement hereof is not to be interpreted more strongly in favor of one party or the other.

7.12 COSTS, EXPENSES, AND TAXES - Borrower shall pay to Lender, on demand:

7.12.1 Attorneys' fees and out-of-pocket expenses incurred by Lender in connection with the negotiation, preparation, execution, delivery, and administration of this Agreement and any other Loan Document and any matter related thereto, including, but not limited to, the appraisal of the Property;

7.12.2 The costs and expenses of Lender in connection with the enforcement of this Agreement and any other Loan Document and any matter related thereto, including the reasonable fees and out-of-pocket expenses of any legal counsel, independent public accountants, and other outside experts retained by Lender and including all costs and expenses of enforcing any judgment or prosecuting any appeal of any judgment, order or award arising out of or in any way related to the Loan, this Agreement, or the Loan Documents; and

7.12.3 All costs, expenses, fees, premiums, and other charges relating to or arising from the Loan Documents or any transactions contemplated thereby or the compliance with any of the terms and conditions thereof, including, but not limited to, recording fees, filing fees, credit report fees, release or reconveyance fees, title insurance premiums, and the cost of realty tax service for the term of the Loan.

Except as otherwise provided in the Environmental Indemnity, all sums paid or expended by Lender under the terms of this Agreement shall be considered to be, and shall be, a part of the Loan. All such sums, together with all amounts to be paid by Borrower pursuant to this Agreement, shall bear interest from the date of expenditure at the rate provided in the Note, shall be secured by the Loan Documents, and shall be immediately due and payable by Borrower upon demand.

7.13 SURVIVAL OF REPRESENTATIONS AND WARRANTIES - All representations and warranties of Borrower contained herein or in any and all other Loan Documents shall survive the making of the Loan and the execution and delivery of the Note, and are material and have been or will be relied upon by Lender, notwithstanding any investigation made by Lender or on behalf of Lender. For the purpose of this Agreement, all statements contained in any certificate, agreement, financial statement, appraisal or other writing delivered by or on behalf of Borrower pursuant hereto or to any other Loan Document or in connection with the transactions contemplated hereby or thereby shall be deemed to be representations and warranties of Borrower contained herein or in the other Loan Documents, as the case may be.

I

7.14 NOTICES - Except as provided in the Deed of Trust, all notices, requests, demands, directions, and other communications provided for hereunder and under any other Loan Document (a "Notice") must be in writing and must be mailed, delivered, or sent by facsimile transmission to the appropriate party at its respective address set forth below or, as to any party, at any other address as may be designated by it in a written notice sent to the other parties in accordance with this Section 7.14. Any notice given by facsimile transmission must be confirmed within forty-eight (48) hours by letter mailed or delivered to the appropriate party at its respective address. If any notice is given by mail it will be effective one (1) day after being deposited in the mails with first-class or airmail postage prepaid; if given by facsimile transmission, when sent; or if given by personal delivery, when delivered.

7.15 FURTHER ASSURANCES - Borrower shall, at its sole expense and without expense to Lender, do, execute; and deliver such further acts and documents as Lender from time to time may reasonably require for the purpose of assuring and confirming unto Lender the rights hereby created or intended, now or hereafter so to be, or for carrying out the intention or facilitating the performance of the terms of any Loan Document, or for assuring the validity of any security interest.

7.16 GOVERNING LAW - The Loan shall be deemed to have been made in California, and the Loan Documents shall be governed by and construed and enforced in accordance with the law of the State of California.

7.17 SEVERABILITY OF PROVISIONS - Any provision in any Loan Document that is held to be inoperative, unenforceable, or invalid shall be inoperative, unenforceable, or invalid without affecting the remaining provisions, and to this end the provisions of all Loan Documents are declared to be severable.

7.18 JOINT AND SEVERAL OBLIGATIONS - If this Agreement is executed by more than one Person as Borrower, the obligations of each of such Persons hereunder shall be joint and several obligations.

7.19 CONSTRUCTION - Whenever the context of this Agreement requires, the singular shall include the plural and the masculine gender shall include the feminine and/or neuter.

7.20 HEADINGS - Article and section headings in this Agreement are included for convenience of reference only and are not part of this Agreement for any other purpose.

7.21 AGENCY - Nothing in this Agreement shall be construed to constitute the creation of a partnership or joint venture between Lender and Borrower. Lender is not an agent or representative of Borrower.

7.22 JURY TRIAL WAIVER - IN ANY ACTION BROUGHT BY LENDER, BORROWER OR ANY THIRD PARTY ARISING UNDER THIS AGREEMENT, THE NOTE, THE DEED OF TRUST, THE ASSIGNMENT OF LEASES, THE ENVIRONMENTAL INDEMNITY, THE CONTINUING GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS, OR ANY DOCUMENT OR INSTRUMENT EXECUTED IN CONNECTION THEREWITH, INCLUDING, WITHOUT LIMITATION, ANY ACTION BASED UPON FRAUD, NEGLIGENCE, BREACH OF CONTRACT, WASTE, INTENTIONAL TORT OR NEGLIGENT TORT, BORROWER HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY AND AGREES THAT SUCH ACTION SHALL BE TRIED BY THE COURT ONLY. BORROWER FURTHER AGREES TO EXECUTE AND TO FILE WITH ANY COURT IN WHICH ANY SUCH ACTION IS COMMENCED, ANY DOCUMENTS OR INSTRUMENTS NECESSARY TO EVIDENCE OR TO EFFECTUATE THIS WAIVER OF TRIAL BY JURY

Borrower has initialed this Section 7.22 to further indicate its awareness and acceptance of each and every provision hereof.

Borrower's Initials

[Signature Page Follows]

IN WITNESS WHEREOF, the Lender and Borrower have executed this Agreement as of the date first above written.

BORROWER:

JAN & JOHNNY, I[am]
a California corpora

By:
Name: G. Cas
Title: dent

Address:
3407 Winona Avenue Burbank, California 91504

LENDER:

GRAND PACIFIC FINANCING CORPORATION, a California corporation

By: ______________________
Name: ______________________
Title: ______________________

Address:
1255 Corporate Center Drive, Suite PH10
Monterey Park, California 91754

ACKNOWLEDGMENT

Centerstaging Musical Productions, Inc., has reviewed the Loan Agreement and is familiar with the terms and conditions thereof, including, but not limited to Sections 3.12, 4.4, 4.8, 4.9 (e), 4.24, 5.15 and 5.16.

By:
Name: John G. Caswell
Title: President